UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Allurion Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALLURION TECHNOLOGIES, INC.

11 HURON DRIVE

NATICK, MASSACHUSETTS 01760

November 8, 2024

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Allurion Technologies, Inc., I cordially invite you to attend our annual meeting of stockholders on Wednesday, December 11, 2024 at 12:00 p.m. (Eastern Time). The 2024 Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the meeting, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2024.

Given the virtual format, there is no opportunity to attend the 2024 Annual Meeting in person. To participate, you must have the 16-digit number that is shown on your proxy card or the instructions that accompanied your proxy materials. The notice of meeting and proxy statement that follow describe the business that stockholders will consider at the 2024 Annual Meeting.

We hope that you will be able to attend the 2024 Annual Meeting via our live audio webcast. However, regardless of whether you attend, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote by telephone, via the Internet, by mail, or through our live audio webcast of the 2024 Annual Meeting, as described beginning on page 5 of the Proxy Statement.

Thank you for your continued support of Allurion Technologies, Inc.

Sincerely,

/s/ Shantanu Gaur

Shantanu Gaur
President and Chief Executive Officer

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 11, 2024

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Allurion Technologies, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. (Eastern Time) on Wednesday, December 11, 2024. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2024 and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person.

The Annual Meeting will be held for the following purposes:

•
Proposal 1: To elect three Class I Directors named in the Proxy Statement to serve until the Company’s 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified or until their earlier death, resignation or removal;
•
Proposal 2: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to combine the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), into a lesser number of outstanding shares, by a ratio of not less than 1-for-10 and not more than 1-for-25, with the exact ratio to be set within this range by the Board of Directors of the Company in its sole discretion;
•
Proposal 3: To approve the issuance of shares of common stock upon the conversion of the Notes pursuant to the Note Purchase Agreement (as such terms are defined in the Proxy Statement) for purposes of complying with New York Stock Exchange Listing Rule 312.03(b)(i);
•
Proposal 4: To approve the issuance of shares of common stock upon the conversion of the Series A Preferred Stock and exercise of the Private Placement Warrants (as such terms are defined in the Proxy Statement) for purposes of complying with New York Stock Exchange Listing Rule 312.03(b)(i);
•
Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•
Proposal 6: To approve an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 2, 3 and 4.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. Only stockholders of record of our common stock as of the close of business on November 6, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. You may also complete the proxy card included in the proxy materials and return your signed and dated proxy card in the enclosed return envelope. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank or other nominee, and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that nominee.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares you may hold. Please consider the issues presented in the proxy statement for the Annual Meeting and promptly vote your shares to ensure that your shares are represented at the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

A copy of the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2023 accompanies this Notice of Annual Meeting and the attached Proxy Statement. These materials are available at www.virtualshareholdermeeting.com/ALUR2024.

If you have any questions about submitting your proxy or require assistance, please contact Innisfree M&A Incorporated, our proxy solicitor, toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

By Order of the Board of Directors,

/s/ Brendan M. Gibbons

Brendan M. Gibbons

Chief Legal Officer and Secretary

Natick, Massachusetts

November 8, 2024

ALLURION TECHNOLOGIES, INC.

11 Huron Drive

Natick, Massachusetts 01760

PROXY STATEMENT

for the

2024 Annual Meeting of Stockholders

to be held on December 11, 2024

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Allurion Technologies, Inc. (“Allurion", the “Company”, “we”, “us” or “our”) of proxies to be voted at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 11, 2024, at 12:00 p.m. (Eastern Time), and at any postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ALUR2024 and entering your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card, and the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), will be mailed on or about November 8, 2024 to our stockholders as of the close of business on the Record Date (as defined below).

Record Date and Outstanding Shares

Holders of record of shares of our common stock, $0.0001 par value per share (the “common stock”), as of the close of business on November 6, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

As of the Record Date, there were 64,486,517 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. The shares of common stock are the only voting securities of the Company.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.
To elect Shantanu Gaur, Krishna Gupta and Nicholas Lewin as Class I Directors to serve until the Company’s 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified or until their earlier death, resignation or removal (the “Director Election Proposal” or “Proposal 1”);
2.
To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (our “Charter”) to combine the outstanding shares of our common stock into a lesser number of outstanding shares (the “Reverse Stock Split”), by a ratio of not less than 1-for-10 and not more than 1-for-25, with the exact ratio to be set within this range by the Board in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal 2”);
3.
To approve the issuance of shares of common stock upon conversion of the Notes pursuant to the Note Purchase Agreement (as such terms are defined below) to comply with New York Stock Exchange (“NYSE”) Listing Rule 312.03(b)(i) (such issuance, the “Note Shares Issuance” and such proposal, the “Note Shares Issuance Proposal” or “Proposal 3”);
4.
To approve the issuance of shares of common stock upon conversion of the Series A Preferred Stock and exercise of Private Placement Warrants (as such terms are defined below) to comply with NYSE Listing Rule 312.03(b)(i) (such issuance, the “Private Placement Shares Issuance” and such proposal, the “Private Placement Shares Proposal” or “Proposal 4”);
5.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal” or “Proposal 5”); and

6.
To approve an adjournment of the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes in favor of Proposals 2, 3 and 4 (the “Adjournment Proposal” or “Proposal 6”).

Recommendations of the Board and Proxies

The Board recommends that you vote your shares as indicated below:

•
FOR the election of Shantanu Gaur, Krishna Gupta and Nicholas Lewin as Class I Directors;
•
FOR the Reverse Stock Split Proposal;
•
FOR the Note Shares Issuance Proposal;
•
FOR the Private Placement Shares Issuance Proposal;
•
FOR the Auditor Ratification Proposal; and
•
FOR the Adjournment Proposal, if necessary.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of the Board set forth above.

Any stockholder may revoke a proxy at any time prior to the Annual Meeting by signing and submitting a later-dated proxy or a written notice of revocation to the Secretary of the Company, or by granting a subsequent proxy through the Internet or telephone. Stockholders attending the Annual Meeting may also revoke their proxies by voting online at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Annual Meeting that such stockholder intends to revoke the proxy and vote online. If a stockholder’s shares are held in street name, such holder may change or revoke voting instructions by following the specific directions provided by the stockholder’s bank or broker. See “Can I change my vote after I submit my proxy?” below.

Quorum and Adjournment; Abstentions, Votes Withheld and Broker Non-Votes

The presence by remote communication (i.e., online) or by proxy of the holders of a majority in voting power of the shares of common stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting.

The stockholders that are present online or represented by proxy at the Annual Meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present. If the Annual Meeting is adjourned to another time, date or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice is not required to be given of the adjourned meeting if the time, place (if any), and the means of remote communication by which stockholders and proxy holders may attend and participate at such adjourned meeting are announced at the Annual Meeting, displayed on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication during the time scheduled for the Annual Meeting, or as set forth in the Notice of Annual Meeting. However, if the adjournment is for more than 30 days from the original meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communication, if any, will be given to each stockholder of record entitled to vote and each stockholder who, by law or under the Company’s organizational documents, is entitled to such notice.

At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled.

Abstentions, votes withheld and broker non-votes will count in determining whether a quorum is present at the Annual Meeting and any adjourned meeting. A broker non-vote occurs if the broker or other nominee who holds shares represented by a proxy has not received instructions with respect to a particular proposal and does not have discretionary authority with respect to such proposal. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 1, 3, 4 and 6 are considered to be “non-routine” under these rules, such that your broker may not vote your shares on those proposals in the absence of your voting instructions.

Conversely, Proposals 2 and 5 are considered to be “routine” matters under these rules and thus if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 5.

The votes required, and the treatment of abstentions, votes withheld and broker non-votes, for each matter to be voted on at the Annual Meeting are set forth in “How many votes are required for the approval of the proposals to be voted upon and how will votes withheld, abstentions and broker non-votes be treated?” below.

Other Matters

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment and consistent with applicable law.

No director or executive officer of the Company since the beginning of the last fiscal year, or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is November 6, 2024. You are only entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 64,486,517 shares of common stock outstanding and entitled to vote at the Annual Meeting.

A list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting at our headquarters located at 11 Huron Drive, Natick, MA 01760. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by emailing secretary@allurion.com or writing to such officer at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in such holder’s name. Shares held in “street name” are held in the name of a bank or brokerage firm on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card included with the printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm on how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You are also invited to attend the Annual Meeting via the internet at www.virtualshareholdermeeting.com/ALUR2024. However, because you are not the stockholder of record, you may not vote your shares live online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy of the holders of a majority in voting power of the issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum for the Annual Meeting.

Who can attend the Annual Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ALUR2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws (our “Bylaws”) to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the proxy card provided in the enclosed envelope.

How do I vote?

Stockholders of Record.

If you are a stockholder of record, you may vote:

•
By Internet before the Annual Meeting - You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card. You will need the 16 digit control number included on your proxy card.
•
By Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You will need the 16 digit control number included on your proxy card.
•
By Mail - You can vote by mail by signing, dating and mailing your proxy card, which you received by mail. Proxy cards submitted by mail must be received no later than December 10, 2024 to be voted at the Annual Meeting.
•
During the Annual Meeting - If you attend the Annual Meeting online and wish to vote electronically during the meeting at www.virtualshareholdermeeting.com/ALUR2024, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Internet and telephone voting facilities for stockholders of record will be made available 24 hours a day and will close at 11:59 p.m., Eastern Time, on Tuesday, December 10, 2024.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.”

If your shares are held in “street name” through a bank or brokerage firm, you will receive instructions on how to vote from the bank or broker. You must follow the bank’s or broker’s instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the vote that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment and consistent with applicable law.

What if I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ALUR2024.

How many votes are required for the approval of the proposals to be voted upon and how will votes withheld, abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld, Abstentions and Broker Non-Votes
Proposal 1: Director Election Proposal	The plurality of the votes properly cast. The three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Reverse Stock Split Proposal	The affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote thereon.	Abstentions and broker non-votes will count as votes against.

Proposal 3: Note Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions and broker non-votes will have no effect.

Proposal 4: Private Placement Shares Issuance Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions and broker non-votes will have no effect.

Proposal 5: Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions and broker non-votes will have no effect.

Proposal 6: Adjournment Proposal	The affirmative vote of the holders of a majority of the votes properly cast.	Abstentions and broker non-votes will have no effect.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding approval of the Reverse Stock Split, the Note Shares Issuance, the Private Placement Shares Issuance, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and adjournment of the Annual Meeting (if necessary), represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote “AGAINST” Proposal 2. Abstentions have no effect on Proposals 3, 4, 5 and 6.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. Proposals 1, 3, 4 and 6 are considered to be “non-routine” under these rules, such that your broker may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 2 and 5 are considered to be “routine” matters under these rules and thus if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 5. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting. After the Form 8-K is filed, you may obtain a copy by visiting the investor relations section of our website at investors.allurion.com or by writing to Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760, Attention: Corporate Secretary.

How and when did Allurion Technologies, Inc. become a public company?

On February 9, 2023, Legacy Allurion (as defined below) and Allurion entered into the Business Combination Agreement (as subsequently amended on May 2, 2023, the “Business Combination Agreement”) with Compute Health Acquisition Corp. (“CPUH” or “Compute Health”), Compute Health Corp. (“Merger Sub I”) and Compute Health LLC (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”). Pursuant to the Business Combination Agreement, on August 1, 2023, the Mergers (as defined below) were consummated in three steps: (a) Compute Health merged with and into Allurion (the “CPUH Merger”), with Allurion surviving the CPUH Merger as a publicly listed entity and becoming the sole owner of the Merger Subs; (b) three hours following the consummation of the CPUH Merger, Merger Sub I merged with and into Legacy Allurion (the “Intermediate Merger”), with Legacy Allurion surviving the Intermediate Merger and becoming a direct, wholly-owned subsidiary of Allurion; and (c) thereafter, Legacy Allurion merged with and into Merger Sub II (the “Final Merger” and, collectively with the CPUH Merger and the Intermediate Merger, the “Mergers”, and together with all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Merger Sub II surviving the Final Merger and remaining a direct, wholly-owned subsidiary of Allurion. Allurion’s common stock began trading on the NYSE under the ticker symbol “ALUR” on August 2, 2023. Upon completion of the Business Combination, Legacy Allurion's business operations continued as our business operations

What is “Legacy Allurion”?

References in the Proxy Statement to Legacy Allurion refer to Allurion Technologies, LLC (f/k/a Allurion Technologies Opco, Inc., f/k/a Allurion Technologies, Inc.) prior to the closing of the Business Combination.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this Proxy Statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Innisfree toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

At the Annual Meeting, three Class I Directors are to be elected to hold office until our annual meeting of stockholders to be held in 2027 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have eight directors on our Board. As set forth in our Charter, the Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, directors who are elected to succeed those directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term expires at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2027 annual meeting of stockholders; Class II, whose current term will expire at the 2025 annual meeting of stockholders; and Class III, whose current term will expire at the 2026 annual meeting of stockholders.

Our current Class I Directors are Dr. Shantanu Gaur, Krishna Gupta and Nicholas Lewin, each of whom has been nominated by the Board for election as Class I Directors at the Annual Meeting. The current Class II Directors are Dr. Omar Ishrak and Douglas Hudson. The current Class III Directors are Michael Davin, Milena Alberti-Perez and Keith B. Johns II.

Pursuant to that certain Investor Rights and Lock-Up Agreement, dated August 1, 2023, by and among us and certain of our stockholders (the “Investor Rights Agreement”), the following persons have the following nomination rights with respect to our Board, subject to the limitations set forth in the Investor Rights Agreement:

(i)
one director and one independent director nominated by Dr. Shantanu Gaur, which are currently Dr. Gaur and Michael Davin;
(ii)
one director and one independent director nominated by Remus Group Management, LLC, which are currently Krishna Gupta and Larson Douglas Hudson;
(iii)
one director nominated by Compute Health Sponsor LLC (the “Sponsor”), which is currently Dr. Omar Ishrak; and
(iv)
two independent directors nominated by the Company, one of which shall be designated by RTW Investments, LP ("RTW"), which is currently Nicholas Lewin, and the other of which is currently Milena Alberti-Perez.

Pursuant to the Note Purchase Agreement, dated April 14, 2024, by and among the Company, RTW, as agent for the purchasers (the “Purchasers”) party thereto from time to time (RTW in such capacity, the “Principal Purchaser”) and Acquiom Agency Services LLC as collateral agent for the Purchasers and Principal Purchaser, as amended on April 16, 2024 (as amended, the “Note Purchase Agreement’), we agreed to include an additional director nominee in our proxy statement for the Annual Meeting, which additional nominee would go through our director nomination process, as described below, and RTW was granted the right to approve such nominee. In September 2024, we appointed Keith B. Johns II to our Board as a Class III director and RTW approved his appointment in satisfaction of such obligations.

Our Charter and our Bylaws provide that, subject to the rights of any outstanding series of preferred stock of the Company to elect directors, the authorized number of directors is fixed, and may be changed from time to time, solely by the Board. Subject to the rights, if any, of the holders of any outstanding series of preferred stock of the Company to elect directors, when the number of directors is increased or decreased, the Board shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, although no decrease in the number of directors may shorten the term of any incumbent director.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change in control of our Company. Subject to the rights of any outstanding series of preferred stock of the Company to elect and remove directors, our directors may be removed only for cause by the affirmative vote of the holders of not less than two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected. We believe that all of the nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board or our Board may reduce the number of directors.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. The three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board of Directors unanimously recommends a vote FOR

the election of each of the Class I Director nominees.

Members of the Board of Directors and Nominees

Nominees for Class I Director (terms to expire at the 2027 Annual Meeting of Stockholders)

The current members of the Board who are also nominees for election to the Board at the Annual Meeting as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Allurion
Dr. Shantanu Gaur	37	2009	Chief Executive Officer and Director
Krishna Gupta	36	2017	Director
Nicholas Lewin	47	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:

Dr. Shantanu Gaur

Dr. Shantanu Gaur has served as our Chief Executive Officer and as a member of our Board since September 2009. Dr. Gaur founded Allurion in 2009 while at Harvard Medical School. Dr. Gaur graduated summa cum laude with a B.S. in Biology from Harvard College and with an M.D. from Harvard Medical School, where he was a Paul Revere Frothingham Scholar and Paul & Daisy Soros Fellow. Dr. Gaur is qualified to serve on our Board because of his experience founding Allurion and serving as our Chief Executive Officer.

Krishna Gupta

Krishna Gupta has served as a member of our Board since January 2017. He is the founder of REMUS Capital and Romulus Capital (collectively referred to herein as “REMUS Capital”), technology-focused venture capital firms that he initially founded in 2008. Mr. Gupta serves as a director on the boards of several privately held companies, including: Vyome Therapeutics, a clinical-stage company targeting immune-inflammatory and rare disease; CeresAI, which provides computer vision-analytics in agriculture; Cohealo, Inc., which provides equipment sharing services for health systems; Spotta Ltd., which develops smart insect and pest monitoring solutions; and ZeroCater, Inc., which provides catering technology for enterprises. Mr. Gupta was also a co-founder of Presto Automation, Inc. (Nasdaq: PRST), where he served as CEO in 2023, which has been a leader in voice artificial intelligence (“AI”) in the restaurant vertical. Prior to REMUS Capital, Mr. Gupta held roles at McKinsey & Company, a management consulting firm, and JPMorgan Chase & Co., an investment banking firm, where he advised several Fortune 100 clients on technology mergers and acquisitions. Mr. Gupta holds B.S. degrees in materials science and engineering and in management sciences, both from the Massachusetts Institute of Technology. Mr. Gupta is qualified to serve on our Board due to his experience investing in technology and healthcare businesses.

Nicholas Lewin

Nicholas Lewin has served as a member of our Board since August 2023. Mr. Lewin has also served as a director of Establishment Labs Holding, Inc. (Nasdaq: ESTA) since September 2015, and as its chairman since December 2017. Mr. Lewin has been a managing member and head of investments at Crown Predator Holdings LLC since 2008 and has been a private investor since 2000. Mr. Lewin has also served as a director of Cutera Inc. (Nasdaq: CUTR) since May 2023, as a director of FaZe Holding Inc. (Nasdaq: FAZE) since July 2022, and as a director of Halo Maritime Defense Systems, a private company, since 2007. Mr. Lewin holds a bachelor’s degree in political science from Johns Hopkins University. Mr. Lewin is qualified to serve on our Board due to his experience as an investor in, and director of, innovative companies, including medical device and healthcare companies.

Class II Directors (terms to expire at the 2025 Annual Meeting of Stockholders)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Allurion
Dr. Omar Ishrak	68	2023	Co-Chairman and Director
Douglas Hudson	55	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Dr. Omar Ishrak

Dr. Omar Ishrak has served as a member of our Board since August 2023, and previously served as chairman of the board of directors of Compute Health Acquisition Corp. (formerly NYSE: CPUH) from October 2020 to August 2023. Dr. Ishrak also serves on the board of directors at Intel Corporation (Nasdaq: INTC), where he served as independent chairman of the board from January 2020 to January 2023. Dr. Ishrak has also served on the board of directors of the following companies: Amgen, Inc. (Nasdaq: AMGN) since July 2021; Cargill, Inc., a private company, where he has served since January 2021; and Insightec, Ltd., a private company, where he has served since May 2022. Dr. Ishrak was the chief executive officer of Medtronic plc (Nasdaq: MDT) (“Medtronic”) from June 2011 to April 2020 and served as executive chairman and chairman of the board of directors of Medtronic until he stepped down in December 2020. Prior to joining Medtronic, Dr. Ishrak was the president and chief executive officer of GE Healthcare Systems. Earlier in his career, Dr. Ishrak amassed 13 years of technology development and business management experience, including holding leadership positions at Diasonics Vingmed Ultrasound Ltd. and various product development and engineering positions at Philips Ultrasound Inc. Dr. Ishrak was inducted into the American Institute for Medical and Biological Engineering College of Fellows in 2016 and was elected to the National Academy of Engineering in 2020. Dr. Ishrak serves on the board of directors of the Cleveland Clinic, a nonprofit academic medical center. He is also a member of the Board of Trustees of the Asia Society, a leading educational organization dedicated to promoting mutual understanding and strengthening partnerships among peoples, leaders, and institutions of Asia and the United States in a global context. In addition, Dr. Ishrak is member of the Minnesota Public Radio Board of Trustees. He earned a B.S. degree and Ph.D. in electrical engineering from the University of London, King’s College. He is also a fellow of King’s College. Dr. Ishrak is qualified to serve on our Board based on his extensive experience on boards of various healthcare and technology companies.

Douglas Hudson

Douglas Hudson has served as a member of our Board since August 2023. Mr. Hudson has also served as the founder, chief executive officer and a director of Noho Dental, Inc. since July 2018, and as a director of Modern Age since October 2020. Previously, Mr. Hudson served on the board of directors of Relode.com, LLC from 2017 until August 2022. Mr. Hudson also served as the founder and chief executive officer of SmileDirectClub Inc. (formerly Nasdaq: SDC) from 2013 to 2017, and as chairman and chief executive officer of Simplex Healthcare from 2007 until 2013, when it was acquired by Arriva Medical LLC. Earlier in his career, Mr. Hudson served as founder, chief executive officer and director of HearingPlanet, Inc. from 1999 until 2007. Mr. Hudson received his B.S. in organizational behavior from Eckerd College and his M.B.A. from Vanderbilt University, and he completed the executive education program at Harvard Business School. Mr. Hudson is qualified to serve on our Board due to his experience as an executive of healthcare companies and as an entrepreneur.

Class III Directors (terms to expire at the 2026 Annual Meeting of Stockholders)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Allurion
Michael Davin	66	2017	Director
Milena Alberti-Perez	51	2024	Director
Keith B. Johns II	60	2024	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Michael Davin

Michael Davin has served as a member of our Board since October 2017. Mr. Davin has also served as a director of several privately-held companies, including: Follica, Inc. since December 2020; Amsel Medical Corporation since August 2020; Cynosure, LLC since January 2020; and Inkbit Corporation since June 2018. Previously, Mr. Davin served as chairman, president, and chief executive officer of Cynosure Inc. (formerly Nasdaq: CYNO), from 2003 until March 2017, when it was acquired by Hologic Inc. Mr. Davin received his B.S. and B.A. from Southern New Hampshire University. Mr. Davin is qualified to serve on our Board due to his experience as a director of healthcare and technology companies, as well as his familiarity with Allurion as a director.

Milena Alberti-Perez

Milena Alberti-Perez has served on our Board since March 2024. Ms. Alberti-Perez has also served on the board of directors of Digimarc Corporation (Nasdaq: DMRC) since February 2022, where she serves as the chair of the audit committee and as a member of the compensation and talent management committee. She was most recently the chief financial officer of Getty Images, Inc., a leading visual content company, from December 2020 to January 2022. Prior to her work with Getty, in 2020, Ms. Alberti-Perez served as the chief financial officer of MediaMath, Inc., a demand-side platform for programmatic marketing and advertising. Ms. Alberti-Perez held a variety of financial and publishing roles from 2001 to 2017 at Penguin Random House LLC, a large book publisher, serving as the global and U.S. chief financial officer of Penguin Random House LLC from 2015 to 2017 and, as management, served as a non-voting member of its board of directors and its audit committee. Ms. Alberti-Perez also held financial analyst and research roles at Lehman Brothers Holdings Inc. and Morgan Stanley. She also currently serves on several private company boards of directors, including RBmedia and Overdrive, Inc., and has previously served on the private company boards of Companhia das Letras and Flatworld/Sagence Group, Inc. Ms. Alberti-Perez has served on not-for-profit boards of directors, including The University of Pennsylvania Executive Fund, Jumpstart, and the Wild Bird Fund. Ms. Alberti-Perez holds a B.A. from The University of Pennsylvania, with Distinction in Economics and minors in Math and Latin American Studies. She received her Master’s degree in Business Administration, with Distinction, from the Harvard Business School. Ms. Alberti-Perez is qualified to serve on our Board due to her experience as a chief financial officer and as a director at various public companies.

Keith B. Johns II

Keith B. Johns II has served as a member of our Board since September 2024. Mr. Johns has also served as Chief Operating Officer of Adipo Therapeutics, LLC since September 2023, and as President of KJ Consulting LLC since March 2023. Previously, Mr. Johns served in various roles of increasing responsibility at Eli Lilly & Company (NYSE: LLY) (“Eli Lilly”) during his over 20 year tenure with Eli Lilly, most recently as Senior Vice President of Global Marketing and Alliance Management for the Diabetes and Obesity Business Unit from October 2022 to December 2022. Mr. Johns holds a Bachelor’s degree from Allegheny College and a Master's degree in hydrogeology from the University of South Carolina and his M.B.A. from the University of North Carolina’s Kenan-Flagler Business School. Mr. Johns is qualified to serve on our Board due to his experience as an executive of a large pharmaceutical company and his expertise in the obesity management space.

Board Diversity

Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise, and absence of conflicts of interest. Based on our commitment to diversity, our Corporate Governance Guidelines require that the Nominating and Corporate Governance Committee include in its initial list of director candidates for consideration in filling any vacancy on our Board at least one or more qualified candidates who reflect diverse backgrounds, including diversity of gender and race or ethnicity. However, we do not have a formal policy concerning the diversity of the Board.

Our priority in the selection of directors is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, their knowledge of our business and understanding of the competitive landscape in which we operate, and their adherence to high ethical standards. Although we do not have a formal diversity policy and do not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Nominating and Corporate Governance Committee and the Board are committed to creating a Board that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and the Nominating and Corporate Governance Committee considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.

Family Relationships; Legal Proceedings

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person or persons pursuant to which such director or officer was or is to be selected as a director or an executive officer, except as described herein. There are no material legal proceedings to which any of our directors or executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.

PROPOSAL 2: REVERSE STOCK SPLIT PROPOSAL

Overview

The Board has approved and declared advisable, and is asking stockholders to consider and vote upon, an amendment to our Charter to combine the outstanding shares of our common stock into a lesser number of outstanding shares, otherwise known as a “reverse stock split,” with the exact ratio and effective time of such Reverse Stock Split to be determined by our Board, subject to the limitations described below.

If approved by our stockholders at the Annual Meeting, the Board would have the sole discretion to effect the Reverse Stock Split at any time within one year of such approval, and to fix the specific ratio for the Reverse Stock Split within the range of not less than 1-for-10 and not more than 1-for-25.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to our Charter setting forth the Reverse Stock Split (the “Certificate of Amendment”), or at a later time if and as set forth in the Certificate of Amendment. The exact timing will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the Reverse Stock Split, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders to proceed. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The proposed form Certificate of Amendment to our Charter to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our Charter to effect the Reverse Stock Split will include the ratio fixed by the Board within the range approved by our stockholders.

As of November 6, 2024, a total of 64,486,517 shares of our common stock were issued and outstanding and no shares were held in treasury. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the treatment of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board, issued and outstanding shares of common stock as illustrated in the table under the heading “Impact on Common Stock” below.

The Reverse Stock Split will not result in a reduction of the total number of shares of our common stock that the Company is authorized to issue by a corresponding ratio, and, as a result, the number of authorized shares of common stock available for issuance will increase. See “Risk Factors—Risks Associated with the Reverse Stock Split” below.

All holders of our common stock will be affected proportionately by the Reverse Stock Split. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving additional shares as a result of rounding up fractional shares.

Reasons for Reverse Stock Split

NYSE Listing Standards and Non-Compliance Notices

Our primary objective in effectuating the Reverse Stock Split is to raise the trading price of our common stock to meet the NYSE’s continued listing standards. Under Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”), a company is considered below compliance standards if the average closing price of its listed security as reported by the NYSE is less than $1.00 over a consecutive 30 trading-day period.

On August 12, 2024, the Company received written notice (the “Closing Price Notice”) from the NYSE that it was not in compliance with Section 802.01C because the average closing price of the common stock was less than $1.00 per share over the consecutive 30 trading-day period ended August 8, 2024. The Closing Price Notice did not have an immediate impact on the listing of the common stock, which will continue to be listed and traded on the NYSE during a cure period as described below, subject to the Company’s compliance with other NYSE continued listing standards.

On August 29, 2024, the Company also received written notice (the “Market Cap Notice”) from the NYSE that it is not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE’s Listed Company Manual (the “Minimum Market Capitalization Standard”) because the average market capitalization of the Company was less than $50.0 million over the consecutive 30 trading-day period ended August 29, 2024, and the Company’s last reported stockholders’ equity as of August 29, 2024 was less than $50.0 million. The Market Cap Notice also did not result in the immediate delisting of the common stock from the NYSE, and the Company plans to remediate this deficiency as described more fully below.

On October 25, 2024, the closing price for our common stock on the NYSE was $0.76 per share.

Plan to Regain Compliance

The Company can regain compliance with Section 802.01C at any time within a six-month cure period following its receipt of the Closing Price Notice (the “Minimum Cure Period”) if, on the last trading day of any calendar month during such Minimum Cure Period, the Company has both: (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of the applicable calendar month. The Company is pursuing the Reverse Stock Split in order to regain compliance with this listing standard in the event of stockholder approval of this Proposal 2. If the Company does not regain compliance with the minimum share price requirement within the Minimum Cure Period, the common stock will be subject to suspension and delisting from the NYSE.

In accordance with applicable NYSE procedures, within 45 days from receipt of the Market Cap Notice, the Company must submit a plan to the NYSE advising it of the definitive action(s) the Company has taken, is taking, and/or plans to take that would bring it into conformity with the Minimum Market Capitalization Standard within 18 months of receipt of the Market Cap Notice (the “Market Cap Cure Period”). Upon receipt of such plan, the NYSE will evaluate the plan and determine whether the Company has made a reasonable demonstration of its ability to come into conformity with the relevant listing standards within the Market Cap Cure Period. If the NYSE accepts the Company’s plan, the NYSE will review the Company on a quarterly basis to confirm compliance with the plan. If the Company’s plan is not accepted, the Company fails to comply with the plan, or the Company does not meet the Minimum Market Capitalization Standard at the end of the Market Cap Cure Period, it will be subject to NYSE’s prompt initiation of suspension and delisting procedures. The Company submitted its plan to regain compliance on October 11, 2024.

Consequences of Compliance Failure

Failure to approve the Reverse Stock Split may have serious adverse effects on the Company and its stockholders. Our common stock could be delisted from the NYSE because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to comply with the continued listing standards of the NYSE and maintain our listing. Our shares may then be quoted on the Pink Sheets or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock at all due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity of the stock.

The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on the NYSE, therefore reducing the risk that our common stock could be delisted. However, we cannot assure you that the price of our common stock will not decline after the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our common stock following the Reverse Stock Split. Under proposed NYSE rules, if the price of our common stock fails to satisfy the $1.00 minimum price requirement for a consecutive 30 trading-day period within one year after effectiveness of the Reverse Stock Split, then the common stock would be subject to delisting by the NYSE without any opportunity for a cure period.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on the NYSE in the absence of an improvement in the trading price based on business conditions or other catalysts. Accordingly, the Board approved the Reverse Stock Split, subject to stockholder approval, and directed that this Proposal 2 be submitted to our stockholders for approval at the Annual Meeting, including for the reasons discussed below.

Other Potential Benefits of the Reverse Stock Split

Appeal to a Broader Range of Investors to Generate Greater Investor Interest

We believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting or discouraging them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds also may be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.

Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The trading market for our common stock depends, in part, on the research and reports that securities and industry analysts publish about us and our business. If few or no securities or industry analysts cover us, or current analysts cease coverage due to our share price, demand and the trading price for our common stock would likely be negatively impacted. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.

Improved Perception of Our Common Stock as an Investment Security

The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity. In the event the Reverse Stock Split increases the trading price of our common stock, it may have the effect of improving this negative perception and market liquidity.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the trading price of our common stock. Reducing the number of outstanding shares of our common stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock.

The effect of the Reverse Stock Split on the trading price cannot be predicted with any certainty. The history of similar combinations for companies in similar circumstances is varied, particularly because some investors may view such action by the Company negatively. There is no assurance that:

•
the market price per share will achieve and maintain the $1.00 average closing price requirement for a sufficient period for our common stock to be approved for continued listing by the NYSE;
•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;
•
the Reverse Stock Split will enhance the marketability of our common stock to potential investors generally;
•
the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares; or
•
we would otherwise meet the listing requirements that would allow continued listing of our common stock on the NYSE, including the Minimum Market Capitalization Standard.

In addition, the Reverse Stock Split would have no effect on the number of shares of our authorized capital stock - the total number of authorized shares would remain the same as before the Reverse Stock Split, and only the number of outstanding shares of common stock would decrease. This would have the effect of increasing the number of shares of common stock available for issuance. As of the Record Date, the number of authorized shares of our common stock was 1,000,000,000 shares, which will not be affected by the Reverse Stock Split.

Risk of Dilution

The Board may authorize the issuance of the remaining authorized and unissued shares at the discretion of the Board when opportunities arise, without further stockholder action, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the common stock. As such, any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and, unless such issuance was pro rata among existing stockholders, the percentage ownership of existing stockholders would be diluted accordingly. The issuance of additional shares also may cause a decline in the trading price of our common stock.

No Positive Effect on Market Capitalization

The market price of our common stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split. If the market price of our common stock increases by an amount equal or lesser to the proportion of the Reverse Stock Split, then our market value of listed securities and market value of publicly-held shares will not increase and the Reverse Stock Split will not have any positive effect on our ability to regain compliance with the Minimum Market Capitalization Standard.

In such case, we expect that we would need to raise additional equity capital in order to regain compliance with such requirements, and we cannot assure you that we will be able to do so. We may explore various sources of financing, including through potential future sales of common stock, debt securities or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to successfully raise sufficient additional capital, whether through future sales of common stock, debt securities or other securities or through strategic and collaborative arrangements, we will not have sufficient cash to fund our planned business operations and or may not be able to continue as a going concern.

Other Considerations

In evaluating the Reverse Stock Split, in addition to the considerations described above, the Board also took into account various other factors associated with reverse stock splits generally. These factors include:

•
the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants;
•
the potential anti-takeover effect of the increased proportion of unissued shares to issued shares; and
•
the adverse effect on liquidity that might be caused by a reduced number of shares outstanding.

While the interest of some investors in our common stock may increase if the Reverse Stock Split results in an increased trading price, certain investors, analysts and other stock market participants view reverse stock splits in a negative light, and implementation of the Reverse Stock Split by the Company may have the effect of limiting interest and investment in the Company by such individuals and entities, and may negatively impact the trading price of our common stock as a result.

As noted above, the Reverse Stock Split also would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by the Company to oppose a hostile takeover attempt, or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company).

These authorized but unissued shares could, within the limits imposed by applicable law, be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, the Board could (within the limits imposed by applicable law) strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our then-current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding, or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by our Board although perceived as desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

Despite these possible anti-takeover effects, the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

Finally, the Board considered that the liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock, discussed below. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Timing and Selection of Ratio

In order to provide flexibility, the Board is seeking stockholder approval for a range of reverse split ratios of not less than 1-for-10 and not more than 1-for-25. The need for the range is due to the volatility of our stock price, which ranged from a high of $7.25 per share to a low of $0.5690 per share between August 2, 2023 (the first day of trading of ALUR on the NYSE) and October 25, 2025.

The Board believes that enabling the Board to set the exact reverse split ratio within the stated range will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the Board will consider factors such as:

•
the historical trading price and trading volume of our common stock;
•
the then-prevailing trading price and trading volume for our common stock;
•
the anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock;
•
the total number of shares of common stock outstanding;
•
potential financing opportunities; and
•
prevailing general market and economic conditions.

The Board will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal 2 and within one year after the date of the Annual Meeting. The Board may also determine that the Reverse Stock Split is no longer in the best interests of our Company and our stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Impact on Stock Generally

After the effective date of the Reverse Stock Split, if implemented by the Board, the number of shares of common stock issued and outstanding will be reduced due to the Reverse Stock Split, depending upon the ratio determined by the Board, and each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except as described in “Fractional Shares”. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The number of stockholders of record also will not be affected by the Reverse Stock Split; however, if approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Impact on Common Stock

The Reverse Stock Split will not change the terms of the common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions as, and will be identical in all other respects to, the common stock now authorized. The common stock will remain fully paid and non-assessable.

The table below illustrates certain, but not all, possible Reverse Stock Split ratios within the proposed range, together with the implied number of issued and outstanding shares of the common stock resulting from implementation of the Reverse Stock Split based on 64,486,517 shares of common stock issued and outstanding as of the Record Date.

Example Ratios with Delegated Range of Ratios	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split (1)
1-for-10	6,448,652
1-for-15	4,299,102
1-for-20	3,224,326
1-for-25	2,579,461

(1)Excludes the effect of fractional share treatment.

Impact on Options, Option Plans and Warrants

Generally

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of common stock, and upon the conversion of convertible notes and convertible preferred stock. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio.

As of the Record Date, we had:

•
64,486,517 shares of common stock issued and outstanding,
•
6,790,850 shares of common stock reserved for issuance upon the exercise of outstanding options,
•
413,642 shares of common stock reserved for issuance upon the vesting of restricted stock unit awards,
•
19,231,301 shares of common stock reserved for issuance upon the exercise of outstanding warrants,
•
60,691,007 shares of common stock reserved for issuance upon conversion of the Notes (as defined below),
•
2,260,159 shares of common stock reserved for issuance upon conversion of the Series A Preferred Stock (as defined below),
•
8,203,801 shares of common stock reserved for future issuances under the 2023 Stock Option and Incentive Plan (the “2023 Plan”), and
•
2,226,122 shares of common sock reserved for future issuances under the 2023 Employee Stock Purchase Plan (the “2023 ESPP”).

Options and Option Plans

Under our 2010 Stock Incentive Plan, Amended and Restated 2020 Stock Option and Grant Plan, 2023 Plan and 2023 ESPP (collectively, our “Stock Plans”), the Compensation Committee of the Board has the power to determine the appropriate adjustment to the awards granted and shares reserved for issuance under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is approved and effected, we expect that the Compensation Committee will proportionately adjust the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise, grant price or purchase price relating to any such award or right under the Stock Plans to reflect the Reverse Stock Split. The Compensation Committee will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans.

Specifically, it is expected that the number of shares subject to awards under the Stock Plans will be adjusted in each case to equal the product of the number of shares subject to the applicable award immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded down to the nearest whole share), that the exercise price of any stock option will be adjusted to equal the quotient of the number of shares subject to the applicable stock option immediately prior to the Reverse Stock Split divided by the reverse stock split ratio (rounded up to the nearest whole cent), and that the stock price goal of any performance-based restricted stock units will be adjusted in each case to equal the product of the applicable price goal in effect immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded up to the nearest whole cent).

Warrants

If the Reverse Stock Split is approved and effected, our outstanding warrants to purchase shares of our common stock will be proportionately adjusted to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of such warrants and their exercise prices. Any warrants, including warrants issued or assumed in the Business Combination, warrants issued in the Public Offering (as defined below) and the Private Placement Warrants, including the number of shares purchasable upon exercise of such warrants and their exercise prices, will likewise be proportionately adjusted to reflect the Reverse Stock Split.

No Impact on Rights of Preferred Stock

Our Charter currently authorizes the issuance of 100,000,000 shares of preferred stock, $0.0001 par value per share, of which 2,260,159 shares of Series A Preferred Stock are currently issued and outstanding. The Reverse Stock Split would not increase the authorized number of shares of our preferred stock, and the number of issued and outstanding shares of Series A Preferred Stock will not change; however, proportionate adjustments will be made to the applicable conversion rates and conversion prices of the Series A Preferred Stock. The Reverse Stock Split also will not change the terms of the Series A Preferred Stock. After the Reverse Stock Split, the shares of Series A Preferred Stock will continue to have no voting rights (except as required by law) and will have the same rights to dividends and distributions and will be identical in all other respects to the Series A Preferred Stock now authorized.

No Effect on Par Value

The proposed Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.0001.

Procedures for Implementing the Reverse Stock Split

The effective time of the Reverse Stock Split, if the Reverse Stock Split is approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State (such time, the “Effective Time”). If the Reverse Stock Split is approved and the Board determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Certificate of Amendment will be determined by our Board.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Certificate of Amendment with the Secretary of the State of Delaware, even if the authority to effect the Reverse Stock Split has been approved by our stockholders. By voting in favor of this Proposal 2, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if the Board should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock

All of the Company’s registered holders of common stock hold their shares electronically in book-entry form with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“CST”). These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements from CST reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with CST will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

Other Effects of the Reverse Stock Split

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to our compliance with applicable continued listing requirements, our common stock will continue to be listed on the NYSE and traded under the symbol “ALUR,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a Reverse Stock Split has occurred.

If a Reverse Stock Split is effected, then after the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates for our common stock with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above under “—Procedure for Implementing the Reverse Stock Split.” The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

Accounting Matters

The proposed amendment to our Charter will not affect the par value of our common stock as noted above. As a result, at the Effective Time, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

•
an individual who is a citizen or resident of the United States;
•
a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Code of 1986, as amended (the “Code”)) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the Internal Revenue Service (“IRS”) has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders that: (i) are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368(a) of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally will not recognize gain or loss upon the exchange of our common stock for a lesser number of shares of common stock, based upon the reverse stock split ratio. A U.S. Holder’s aggregate tax basis in the lesser number of shares of common stock received in the Reverse Stock Split will be the same such U.S. Holder’s aggregate tax basis in the shares of our common stock that such U.S. Holder owned prior to the Reverse Stock Split. The holding period for the common stock received in the Reverse Stock Split will include the period during which a U.S. Holder held the shares of our common stock that were surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT SUCH HOLDER'S TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Amendment Effective Date

If the proposed amendment to the Charter as described in this Proposal 2 is approved by the stockholders, upon the Board’s determination, if any, to effectuate the Reverse Stock Split and of the ratio (within the range approved pursuant to this Proposal 2) of such Reverse Stock Split, the Company will file the Certificate of Amendment reflecting the adopted amendment to our Charter with the Secretary of State of the State of Delaware. The Certificate of Amendment will be effective upon its filing or at such later time as specified in the Certificate of Amendment. If the stockholders do not approve this Proposal 2, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.

Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware or under our Charter or Bylaws to any stockholder who dissents from this Proposal 2.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interest, directly or indirectly, in the matters set forth in this Proposal 2 except to the extent of their ownership of shares of common stock or any other of our securities.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon will be required to approve this Proposal 2. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this Proposal 2.

The Board of Directors unanimously recommends a vote FOR PROPOSAL 2.

PROPOSAL 3: NOTE SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares our common stock upon conversion of the Notes pursuant to the Note Purchase Agreement in accordance with NYSE Listing Rule 312.03(b)(i).

The Note Purchase Agreement

On April 14, 2024, the Company entered into the Note Purchase Agreement with RTW as Principal Purchaser, the Purchasers party thereto, and Acquiom Agency Services LLC as collateral agent for the Purchasers and Principal Purchaser. Pursuant to the Note Purchase Agreement, the Company issued and sold $48 million aggregate principal amount of convertible senior secured notes (the “Notes”) to the Purchasers in a private placement transaction. The Company used the proceeds from the issuance of the Notes to refinance its then-outstanding obligations under the Credit Agreement and Guaranty, dated as of August 1, 2023 (as subsequently amended) with Fortress Credit Corp. as administrative agent for the lenders from time to time party thereto. The Company repaid all obligations under the Credit Agreement and Guaranty with Fortress in full with the proceeds of the Notes, as well as fees and expenses in connection therewith and in connection with the transactions contemplated by the Note Purchase Agreement.

NYSE Listing Rule 312.03(b)(i)

NYSE Listing Rule 312.03(b)(i) (“Listing Rule 312.03(b)(i)”) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions to a director, officer, controlling shareholder or member of a control group, or any other substantial security holder of the issuer that has an affiliated person who is an officer or director of the company (each, an “Active Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent (1.0%) of the number of shares of common stock or one percent (1.0%) of the voting power outstanding before the issuance. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price.”

“Minimum Price” is defined in Listing Rule 312 as a price that is the lower of (i) the Official Closing Price immediately preceding the signing of the binding agreement, or (ii) the average Official Closing Price for the five trading days immediately preceding the signing of the binding agreement. “Official Closing Price” means the closing price on the NYSE as reported to the Consolidated Tape immediately preceding the signing of a binding agreement to issue the securities.

Note Conversion

The Notes are convertible into shares of our common stock at a Purchaser’s election at any time after the earliest of (i) the date on which stockholder approval is obtained pursuant to Listing Rule 312.03(b)(i) as discussed below, (ii) December 31, 2025, (iii) the date of a Fundamental Change Company Notice (as defined in the Note Purchase Agreement), and (iv) the Make-Whole Fundamental Change Effective Date (as defined in the Note Purchase Agreement), subject to certain terms and limitations in the Note Purchase Agreement, based on a conversion rate of 617.2840 shares of common stock per $1,000 principal amount of Notes (equivalent to a conversion price of approximately $1.62 per share, which represents a 35% conversion premium to the lowest price per share in an equity financing for capital raising purposes ending on the date on which the Company has raised aggregate gross offering proceeds of at least $15,000,000 (the “Next Equity Financing”)), subject to adjustment as set forth in the Note Purchase Agreement.

Consummation of the Public Offering and Private Placement (each as defined in Proposal 4 below) on July 1, 2024, in which the Company raised in excess of $15 million aggregate gross proceeds, constituted the “Next Equity Financing” under the Note Purchase Agreement.

Stockholder Approval Requirement

The NYSE determined that RTW is an Active Related Party under Listing Rule 312.03(b)(i). Because the conversion price of the Notes was subject to a reset provision in connection with the Next Equity Financing that resulted in the conversion price falling to a price below the NYSE Minimum Price, pursuant to the terms of the Note Purchase Agreement, we may not deliver shares of common stock upon conversion of the Notes in excess of 1% of the number of shares of our common stock outstanding as of April 14, 2024 unless we obtain stockholder approval of such issuance. The Company is required to include a proposal in our definitive proxy statement on Schedule 14A seeking stockholder approval no later than December 31, 2025. If the Company does not obtain stockholder approval by such date, it must call a special meeting of stockholders each 90-day period thereafter at least two times, and thereafter at each subsequent annual meeting until stockholder approval is obtained or the Notes are no longer outstanding.

Any shares of common stock issued upon conversion of the Notes prior to obtaining stockholder approval are not entitled to vote in favor of this Proposal 3. As of October 25, 2024, no Notes or any portion thereof had been converted, and the Company had not issued any shares of common stock upon conversion of any Notes.

Rights and Limitations

Registration Rights

Pursuant to the Note Purchase Agreement, the Company agreed to prepare, and, as soon as practicable but in no event later than 45 days after the closing of the transactions contemplated by the Note Purchase Agreement, file with the SEC a registration statement under the Securities Act on appropriate form covering the resale of the full amount of the shares issuable upon conversion of the Notes.

The Company filed a registration statement on Form S-1 (as amended, the “Resale Registration Statement”) registering for resale by RTW up to an aggregate of 65,211,325 shares of common stock, including: (i) 60,691,007 shares of common stock issuable upon the conversion of the Notes, exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion, (ii) 2,260,159 shares of common stock issuable upon conversion of the Series A Preferred Stock, and (iii) 2,260,159 shares of common stock issuable upon the exercise of the Private Placement Warrants. The Resale Registration Statement was declared effective on October 7, 2024 and remains in effect.

Conversion Shares

The actual number of shares of our common stock that may be issued upon conversion of the Notes will vary depending on the conversion price of the Notes at the time of conversion, not to exceed 479,196 shares of common stock, or 1% of the number of shares of the common stock outstanding as of April 14, 2024, unless we obtain stockholder approval in accordance with Listing Rule 312.03(b)(i). The Company registered on the Resale Registration Statement the number of shares of common stock issuable assuming the shares are issued at the current conversion rate of 617.2840 shares of common stock per $1,000 principal amount of Notes, subject to stockholder approval for such issuance and exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion.

If certain corporate events that constitute a Make-Whole Fundamental Change occur, then the conversion rate will, in certain circumstances, be increased for a specified period of time up to a maximum rate of an additional 647.1120 shares of common stock per $1,000 principal amount of Notes. In addition, calling any Note for redemption will also constitute a “Make-Whole Fundamental Change” with respect to that Note, in which case the conversion rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for redemption. In addition, the number of shares of common stock issuable upon conversion of the Notes may increase as interest on the Notes accrues.

Beneficial Ownership Limitations

Pursuant to the terms of the Note Purchase Agreement, each Purchaser is subject to a beneficial ownership conversion limitation such that no Purchaser is permitted to convert Notes to the extent it would result in such Purchaser and its affiliates beneficially owning more than the beneficial ownership limitation, currently set at 9.99% of the outstanding shares of our common stock.

Governance Rights

Pursuant to the terms of the Note Purchase Agreement, until the Notes are converted or repaid in full, RTW is entitled to designate one representative to serve as a non-voting board observer to the Company’s Board. In August 2024 we expanded our Board from seven to eight members and in September 2024, we appointed Keith Johns to our Board, which was approved by RTW in satisfaction of certain obligations to RTW set forth in the Note Purchase Agreement with respect to designation of directors to our Board.

Reason for Seeking Stockholder Approval

As discussed above, Listing Rule 312.03(b)(i) requires us to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to an Active Related Party of the Company if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of common stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the NYSE Minimum Price. As a result of the conversion price of the Notes falling below the NYSE Minimum Price in connection with the Next Equity Financing, we must obtain approval for the issuances to RTW, an Active Related Party as determined by the NYSE.

Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Listing Rule 312.03(b)(i) and will satisfy the Company’s requirements to obtain stockholder approval under the Note Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 3 is not approved by our stockholders, we will include a proposal in our definitive proxy statement on Schedule 14A seeking stockholder approval of the Note Shares Issuance in connection with our 2025 annual meeting of stockholders.

If the Company does not obtain stockholder approval of the Note Shares Issuance at our 2025 annual meeting of stockholders or otherwise prior to December 31, 2025, we must call a special meeting of stockholders each 90-day period thereafter at least two times, and thereafter at each subsequent annual meeting until stockholder approval of the Note Shares Issuance is obtained, or the Notes are no longer outstanding. Such requirement to include such proposal potentially multiple times after the 2024 Annual Meeting imposes on the Company significant costs, including legal and accounting costs, and diversion of management attention.

If we are prohibited from issuing shares of our common stock upon conversion of the Notes because stockholder approval of the Note Shares Issuance has not been obtained, then the Company must pay cash in lieu of issuing such shares upon conversion (to “Cash Settle”), at a price per share equal to the average of daily volume-weighted average prices (“VWAPs”) of the common stock for the five trading days ending on the trading day immediately preceding the conversion date for such conversion.

We can give no assurances that sufficient funds will be available to Cash Settle the Notes. Any such use of cash, if available, will reduce the funds available to the Company to operate its business, and we may have to significantly delay, scale back or discontinue the further development and commercialization efforts of one or more of our products, or may be forced to reduce or terminate our operations.

Interests of Certain Persons

When you consider the Board’s recommendation to vote in favor of this Proposal 3, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, RTW is a party to the transactions and has the nomination and approval rights described above and, as a result, has an interest in the approval of this Proposal 3.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the Note Shares Issuance, the issuance of shares of our common stock upon conversion of the Notes will not require any additional approval by our common stockholders. The issuance of such common stock will have a dilutive effect on current stockholders other than the Purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such common stock. The issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. The dilutive impact of the Note Shares Issuance cannot be determined as the date hereof because the number of shares into which such securities may be converted or exercised will not be known until the applicable conversion date of the Notes.

Potential Negative Effect on Market Price

The shares of our common stock issued upon conversion of the Notes registered on the Resale Registration Statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our common stock may be sold by RTW in the public market. If there are significantly more shares of our common stock offered for sale than buyers are willing to purchase, then the market price of our common stock will decline to a market price at which buyers are willing to purchase the offered common stock and sellers remain willing to sell our common stock. The sale of the shares by RTW, or the perception that such sales may occur, could increase the volatility of the market price of our common stock or result in a significant decline in the public trading price of our common stock. We cannot predict the effect, if any, that market sales of those shares of common stock or the availability of those shares for sale will have on the market price of our common stock.

Required Vote and Recommendation of the Board for Proposal 3

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 3. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 3.

The Board of Directors unanimously recommends a vote FOR

the NOTE SHARES ISSUANCE PROPOSAL.

PROPOSAL 4: PRIVATE PLACEMENT SHARES ISSUANCE PROPOSAL

Overview

Our Board is asking stockholders to consider and vote upon a proposal to approve the issuance of shares of our common stock upon conversion of the Company’s Series A Preferred Stock (as defined below), and upon exercise of the Private Placement Warrants (as defined below), in accordance with NYSE Listing Rule 312.03(b)(i).

The Series A Preferred Stock

The Company entered into a Subscription Agreement, dated as of June 28, 2024 (the “Subscription Agreement”), with funds affiliated with RTW, pursuant to which it sold 2,260,159 shares of a newly created series of preferred stock, the Series A non-voting convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), and 2,260,159 private placement warrants (“Private Placement Warrants”) to purchase common stock, for an aggregate purchase price of approximately $2.7 million (the “Private Placement”). The purchase price per share of the Series A Preferred Stock and accompanying Private Placement Warrant was $1.20, which price was equal to the per share offering price for shares of common stock and public warrants sold by the Company in a concurrent public equity offering (the “Public Offering”). RTW also participated in the Public Offering; RTW’s aggregate investment in the Public Offering and Private Placement was $3 million. The Private Placement and Public Offering closed on July 1, 2024.

NYSE Listing Rule 312.03(b)(i)

Listing Rule 312.03(b)(i) provides that stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions to an Active Related Party if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent (1.0%) of the number of shares of common stock or one percent (1.0%) of the voting power outstanding before the issuance. However, stockholder approval is not required if such transaction is a cash sale for a price that is at least the “Minimum Price.”

Series A Preferred Stock Conversion

The Series A Preferred Stock automatically converts into shares of common stock following stockholder approval in accordance with Listing Rule 312.03(b)(i). Each share converts into (i) a number of shares of common stock on a 1:1 conversion ratio (subject to adjustment, the “Conversion Ratio”), subject to the beneficial ownership limitation discussed below, and (ii) pre-funded conversion warrants exercisable for a number of shares of common stock equal to the Conversion Ratio that would have been issued pursuant to clause (i) but for the beneficial ownership limitation.

Stockholder Approval Requirement; Voting Restrictions

The NYSE determined that RTW is an Active Related Party under Listing Rule 312.03(b)(i). Because RTW is an Active Related Party, the purchase by RTW of shares of common stock and warrants in the Public Offering was limited to 1% of the outstanding shares of common stock immediately prior to the Public Offering. The remainder of such investment was made in the Private Placement for the shares of Series A Preferred Stock convertible into our common stock and Private Placement Warrants exercisable for the same.

Pursuant to the Subscription Agreement and consistent with the requirement of the Note Purchase Agreement, the Company is required to include a proposal in our definitive proxy statement on Schedule 14A seeking stockholder approval of the issuance of shares of common stock upon conversion of the Series A Preferred Stock and the exercise of the Private Placement Warrants no later than December 31, 2025. If the Company does not obtain stockholder approval by such date, it must call a special meeting of stockholders each 90-day period thereafter at least two times, and thereafter at each subsequent annual meeting until stockholder approval is obtained or the shares of Series A Preferred Stock and Private Placement Warrants are no longer outstanding.

Any shares of common stock purchased by RTW in the Public Offering are not entitled to vote in favor of this Proposal 4.

Rights and Limitations

Registration Rights

The Company filed the Resale Registration Statement registering for resale by RTW up to an aggregate of 65,211,325 shares of common stock, including: (i) 60,691,007 shares of common stock issuable upon the conversion of the Notes, exclusive of any accrued but unpaid interest on the Notes that may be added to the outstanding principal amount of such Notes at the time of conversion, (ii) 2,260,159 shares of common stock issuable upon conversion of the Series A Preferred Stock, and (iii) 2,260,159 shares of common stock issuable upon the exercise of the Private Placement Warrants. The Resale Registration Statement was declared effective on October 7, 2024 and remains in effect.

Conversion Shares

The actual number of shares of our common stock that may be issued upon conversion of the Series A Preferred Stock and upon exercise of the Private Placement Warrants shall not exceed 479,730 shares of common stock, or 1% of the number of shares of the common stock outstanding as of June 28, 2024, unless we obtain stockholder approval in accordance with Listing Rule 312.03(b)(i). Effective as of 5:00 pm (Eastern Time) on the third business day following receipt of stockholder approval of the Private Placement Shares Issuance, each share of Series A Preferred Stock will automatically convert into shares of our common stock at the then-applicable Conversion Ratio and pre-funded conversion warrants.

Beneficial Ownership Limitations

The terms of the Series A Preferred Stock provide that in no event shall the Series A Preferred Stock be converted into a number of shares of common stock exceeding 9.99% of the total number of shares of common stock outstanding. In addition, a holder of Private Placement Warrants may not exercise the Private Placement Warrant if such holder, together with its affiliates, would beneficially own more than 4.99% (or, upon election by a holder prior to the issuance of the Private Placement Warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to such exercise.

Reason for Seeking Stockholder Approval

As discussed above, Listing Rule 312.03(b)(i) requires us to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to an Active Related Party of the Company if the number of shares of common stock to be issued, or the number of shares of common stock into which the securities may be convertible or exercisable, exceeds 1% of the number of shares of common stock outstanding before the issuance and the transaction is not a cash sale for a price that is at least the Minimum Price. As a result of the purchase price of the shares of Series A Preferred Stock falling below the NYSE Minimum Price, we must obtain approval for the Private Placement Shares Issuance to RTW, an Active Related Party as determined by the NYSE.

Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Listing Rule 312.03(b)(i) and will satisfy the Company’s requirements to obtain stockholder approval under the Subscription Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 4 is not approved by our stockholders, we will include a proposal in our definitive proxy statement on Schedule 14A seeking stockholder approval of the Private Placement Shares Issuance in connection with our 2025 annual meeting of stockholders.

If the Company does not obtain stockholder approval of the Private Placement Shares Issuance at our 2025 annual meeting of stockholders or otherwise prior to December 31, 2025, we must call a special meeting of stockholders each 90-day period thereafter at least two times, and thereafter at each subsequent annual meeting until stockholder approval of the Private Placement Shares Issuance is obtained, or the shares of Series A Preferred Stock and Private Placement Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after the 2024 Annual Meeting imposes on the Company significant costs, including legal and accounting costs, and diversion of management attention.

If we fail to obtain stockholder approval of the Private Placement Shares Issuance, we will further be required to redeem for cash (except to the extent prohibited by Delaware law governing distributions to stockholders) any shares of Series A Preferred Stock that did not automatically convert upon such stockholder approval and remain outstanding on December 31, 2026, at a redemption price equal to the VWAP per share of the common stock on the trading market during the 20 consecutive trading day period ending and including the trading day immediately preceding the redemption date.

If the shares of Series A Preferred Stock are redeemed and not converted due to our failure to obtain stockholder approval of the Private Placement Shares Issuance, we must offer to repurchase the Private Placement Warrants at a price per share of underlying common stock equal to the redemption price minus the exercise price of the Private Placement Warrants.

We can give no assurances that sufficient funds will be available to redeem the shares of Series A Preferred Stock or repurchase the Private Placement Warrants. Any such use of cash, if available, will reduce the funds available to the Company to operate its business, and we may have to significantly delay, scale back or discontinue the further development and commercialization efforts of one or more of our products, or may be forced to reduce or terminate our operations.

In addition, the Private Placement Warrants are not exercisable until we obtain stockholder approval of the Private Placement Shares Issuance. Thus, failure to obtain such approval will prevent holders of the Private Placement Warrants from exercising, and the Company will not be able to receive the exercise price for such warrants until it has obtained stockholder approval.

Interests of Certain Persons

When you consider the Board’s recommendation to vote in favor of this Proposal 4, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, RTW is a party to the transactions and has the nomination and approval rights described above and, as a result, has an interest in the approval of this Proposal 4.

Potential Adverse Effects

Dilution

If our stockholders vote to approve the Private Placement Shares Issuance, the issuance of shares of our common stock upon conversion of the Series A Preferred Stock and exercise of the Private Placement Warrants will not require any additional approval by our common stockholders. The issuance of such common stock will have a dilutive effect on current stockholders other than the purchasers, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such common stock. The issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline. The dilutive impact of the Private Placement Shares Issuance cannot be determined as the date hereof because the number of shares into which such securities may be converted or exercised will not be known until the applicable conversion date of the Series A Preferred Stock and exercise of the Private Placement Warrants.

Potential Negative Effect on Market Price

The shares of our common stock issued upon conversion of the Series A Preferred Stock and exercise of the Private Placement Warrants registered on the Resale Registration Statement (as the same may be amended in the future) will be freely tradable without restriction or further registration. As a result, a substantial number of shares of our common stock may be sold by RTW in the public market. If there are significantly more shares of our common stock offered for sale than buyers are willing to purchase, then the market price of our common stock will decline to a market price at which buyers are willing to purchase the offered common stock and sellers remain willing to sell our common stock. The sale of the shares by RTW, or the perception that such sales may occur, could increase the volatility of the market price of our common stock or result in a significant decline in the public trading price of our common stock. We cannot predict the effect, if any, that market sales of those shares of common stock or the availability of those shares for sale will have on the market price of our common stock.

Required Vote and Recommendation of the Board for Proposal 4

The affirmative vote of the holders of a majority of the votes properly cast will be required to approve this Proposal 4. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of this Proposal 4.

The Board of Directors unanimously recommends a vote FOR

the PRivate placement shares ISSUANCE PROPOSAL.

PROPOSAL 5: AUDITOR Ratification PROPOSAL

The Audit Committee of the Board (“Audit Committee”) has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte also served as our independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022.

Neither Deloitte nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.

A representative of Deloitte is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees

Fees billed by Deloitte (Boston, Massachusetts, PCAOB Auditor ID 34), our independent public accounting firm, for the fiscal years ended December 31, 2023 and 2022 for audit services, audit-related services, tax services, and other services were approved by our Audit Committee. The following table summarizes the aggregate fees billed to us by Deloitte:

Type of Service	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$2,617,825	$977,400
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$2,617,825	$977,400
(1)
Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and in connection with our securities offerings, including registration statements, responding to SEC comment letters, comfort letters, and consents.
(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning, and includes fees for tax return preparation.
(4)
All other fees include any fees billed for products and services provided that are not audit, audit related or tax fees.

Audit Committee Pre-Approval Policy and Procedures

Our Audit Committee has adopted procedures requiring the pre-approval of all audit and permissible non-audit services that are to be performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. In accordance with the pre-approval procedures, the Audit Committee generally approves the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary, modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of our independent registered public accounting firm to perform any other audit or permissible non-audit services. The Audit Committee may delegate pre-approval authority to one or more of its independent members, but does not delegate its responsibility to approve services performed by our independent registered public accounting firm to any member of management.

All of the services rendered by Deloitte with respect to the 2023 and 2022 fiscal years were pre-approved by the Audit Committee in accordance with this policy.

Ratification

Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment of Deloitte is a good corporate governance practice.

In the event that the appointment of Deloitte is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of Deloitte is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This Proposal 5 requires the affirmative vote of the holders of a majority of the votes properly cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 5.

The Board of Directors unanimously recommends a vote FOR

the AUDITOR ratification PROPOSAL.

PROPOSAL 6: ADJOURNMENT PROPOSAL

Overview

If the Company fails to receive a sufficient number of votes to approve Proposals 2, 3 and 4, the Company may propose to adjourn or postpone the Annual Meeting. The Company currently does not intend to propose an adjournment or postponement at the Annual Meeting if there are sufficient votes to approve Proposals 2, 3 and 4.

Vote Required

This Proposal 6 requires the affirmative vote of the holders of a majority of the votes properly cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 6.

The Board of Directors unanimously recommends a vote FOR

the ADJOURNMENT PROPOSAL.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our stockholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of our Company and our stockholders. Key information regarding our corporate governance initiatives can be found on our corporate website at investors.allurion.com under “Governance Documents,” including our Corporate Governance Guidelines, our Code of Business Conduct and Ethics (our “Code of Conduct”), and the charters for the committees of our Board, described below.

Corporate Governance Guidelines

Our Corporate Governance Guidelines assist our Board in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines, which provide a framework for the conduct of Board business, provide that:

•
at least a majority of the members of the Board shall be independent directors as defined by NYSE rules;
•
the independent directors shall meet at least quarterly, and at other times at the request of any independent director, in executive session;
•
directors shall have full and free access to management and, as necessary and appropriate, independent advisors; and
•
at least annually, the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) oversees a self-evaluation by the Board to assess the effectiveness of the Board and its committees.

Our Board is responsible for managing or supervising the management of our business and affairs. This includes appointing our Chief Executive Officer, advising management on strategic issues, approving our business and other plans, and monitoring our performance against those plans and against our operating and capital budgets. In addition, our Board also receives and considers recommendations from its various committees with respect to matters such as:

•
the compensation of our executive officers and directors;
•
criteria for Board and committee membership;
•
persons to be nominated for election as members of the Board and to each of the committees of the Board; and
•
matters relating to our corporate governance, including to our Code of Conduct and Corporate Governance Guidelines.

Independence

Our Board has determined that each member of the Board, other than Dr. Gaur, qualifies as independent, as defined under the listing standards of the NYSE. In addition, our Board has determined that each of the members of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee is independent in accordance with the rules of the NYSE and, in, the case of the members of the Audit Committee, the rules of the SEC as noted below under “Committees of the Board.”

In determining the independence of its members, the Board considered all the facts and circumstances it deemed relevant in determining their independence, including, but not limited to, the director’s commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. We are subject to the rules of the SEC and NYSE relating to the memberships, qualifications, and operations of the Audit Committee.

Director Qualifications

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending to the Board qualified individuals to be nominated for election as directors at each annual meeting of stockholders.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective candidate, such candidate’s depth and breadth of business experience or other background characteristics, such candidate’s independence, and the needs of the Board. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each recommended nominee meets the following minimum qualifications:

(i)
relevant experience and expertise to enable the candidate to be able to offer germane advice and guidance to management;
(ii)
proven achievement and competence in the candidate’s field;
(iii)
the ability to exercise sound business judgment;
(iv)
an understanding of the fiduciary responsibilities required of a director;
(v)
commitment to devoting time and energy to our affairs;
(vi)
a diverse personal background, perspective, and experience; and
(vii)
commitment to vigorously represent the long-term interests of our stockholders.

In addition to any other standards the Nominating and Corporate Governance Committee deems appropriate from time to time for the overall structure and composition of the Board, the Nominating and Corporate Governance Committee may consider whether the candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Nomination Policies and Procedures

The Nominating and Corporate Governance Committee will consider for recommendation any candidate properly recommended by a stockholder.

Stockholders who wish to nominate qualified candidates to serve as directors must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s executive offices as set forth in the Company’s periodic reports as filed with the SEC, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be timely received as set forth under “Stockholder Proposals for 2025” below.

The notice must set forth:

•
the nominee’s name, age, business address and residence address;
•
the nominee’s principal occupation or employment, and a description of the nominee’s background and qualifications as provided by the nominee;
•
the class and number of shares of capital stock of the Company that are held of record or are beneficially owned by the nominee or their affiliates or associates;
•
any other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
•
such other information as required by Section 2 of Article I of our Bylaws.

The notice also must include a description of all arrangements or understandings between or among the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board, as well as certain representations by the nominee with respect to matters such as compliance with law and the Company’s corporate policies and procedures.

The nominating stockholder must provide such stockholder’s name and address, as they appear on the Company’s books, the class or series and number of all shares of capital stock of the Company that are, directly or indirectly, owned beneficially or of record by such stockholder or any of their affiliates or associates (as such terms are defined in

Rule 12b-2 promulgated under the Exchange Act), a description of all agreements, arrangements or understandings to which the stockholder or any of their affiliates or associates is a party pertaining to the nomination, and identification of the names and addresses of other stockholders (including beneficial owners) known by the nominating stockholder to support such nomination together, to the extent known, with the class and number of all shares of the Company’s capital stock owned beneficially or of record by such other stockholders or beneficial owners.

The foregoing description of the stockholder director nomination process does not purport to be complete and is qualified in its entirety by reference to our Bylaws. Submissions received through the Company’s stockholder nomination process will be forwarded to the Nominating and Corporate Governance Committee for review. Only those submissions that comply with the procedures summarized herein and more fully set forth in our Bylaws, and those nominees who satisfy the qualifications determined by the Nominating and Corporate Governance Committee for directors of the Company, will be considered and eligible for election.

The Nominating and Corporate Governance Committee may also engage third parties, including executive search firms, to assist it with identifying and evaluating potential director nominees. The Nominating and Corporate Governance Committee engaged True Capital Partners, LLC (“True”) to assist it in identifying candidates that satisfied the director qualifications the Nominating and Corporate Governance Committee had established, and assist the committee in screening such candidates. Mr. Hudson, Ms. Alberti-Perez, and Mr. Johns were identified and screened by True. Mr. Hudson was selected pursuant to the nomination right of Remus as provided under the Investor Rights Agreement. Mr. Johns was appointed by the Board and approved by RTW in satisfaction of certain obligations to RTW under the Note Purchase Agreement.

Board and Committee Meetings Attendance

During 2023, following the closing of the Business Combination on August 1, 2023, the Board met five times, the Audit Committee met three times, the Compensation Committee met five times and acted by written consent once, and the Nominating and Corporate Governance Committee met one time.

During 2023, following the closing of the Business Combination, each member of the Board attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders.

Stockholder Communication Policy

The Board provides to every securityholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for securityholder communication (a “Securityholder Communication”) as follows:

•
For a Securityholder Communication directed to the Board as a whole, stockholders may send such communication to the attention of the Chair of the Board via U.S. Mail or Expedited Delivery Service to the Company’s principal office address.
•
For a Securityholder Communication directed to an individual director in such director’s capacity as a member of the Board, securityholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to the Company’s principal office address.

The Company will forward any such Securityholder Communication to each director by U.S. mail, and the co-Chair of the Board in such person’s capacity as a representative of the Board.

Communications from an officer or director of the Company, and proposals submitted by securityholders to be included in the Company’s annual proxy statement pursuant to Rule 14a-8 of the Exchange Act (and related communications), will not be viewed as a Securityholder Communication. Communications from an employee or agent of the Company will be viewed as Securityholder Communication only if such communications are made solely in such employee’s or agent’s capacity as a securityholder.

Communications that are clearly of a marketing nature, or unduly hostile, threatening, illegal or similarly inappropriate, will not be forwarded, and the Company has the authority to discard such communications or take appropriate legal action.

Compensation Recovery Policy

In light of the SEC’s adoption of final clawback rules in October 2022 and the NYSE’s adoption of final listing standards consistent with the SEC rules in June 2023, we adopted a Compensation Recovery Policy effective as of October 2, 2023. If we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirements under applicable securities laws, the Compensation Recovery Policy requires (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) that we recover erroneously awarded compensation received by any current or former executive officer in the three fiscal years prior to the date we were required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Compensation Committee Interlocks and Insider Participation

During 2023, the members of our Compensation Committee included Michael Davin, Nicholas Lewin, and Douglas Hudson. None of the members of our Compensation Committee has ever been an officer or employee of our Company, or had any other relationship requiring disclosure herein. None of our executive officers serve, or have served during the last fiscal year, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

Policy on Insider Trading, Pledging, and Hedging

Our Insider Trading Policy prohibits our directors (including non-employee directors), officers, employees, consultants, and their “affiliated persons” (as defined in our Insider Trading Policy) from engaging in the following transactions:

•
trading in our securities, whether for their own account or for the account of another, while in the possession of material, nonpublic information about us;
•
disclosing material, nonpublic information about us to others who may trade on the basis of that information (“tipping”);
•
selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);
•
buying or selling puts, calls, other derivative securities of our securities, or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;
•
using our securities as collateral in a margin account; and
•
pledging our securities as collateral for a loan (or modifying an existing pledge).

Board Leadership Structure and Board’s Role in Risk Oversight

Omar Ishrak and Krishna Gupta are co-chairmen of the Board, and Dr. Ishrak is our lead independent director. Our co-chairmen preside at all meetings of our Board. Currently, the role of the co-chairmen of the Board is separated from the role of Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the co-chairmen to lead the Board in its fundamental role of providing advice to and independent oversight of management.

The Board has not adopted a position description for the co-chairmen. However, there is a shared understanding on the Board of the co-chairmen’s responsibilities. The co-chairmen’s primary role is to provide leadership to the Board and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The co-chairmen are also responsible for, among other things, assisting the Board in obtaining information required for the performance of its duties, retaining appropriately qualified and independent advisors as needed, working with the Board to support Board development and to ensure a proper committee structure is in place, providing a link between the Board and management, and acting in an advisory capacity to the Chief Executive Officer in all matters concerning the interests and management of Allurion.

Our Board recognizes the time, effort, and energy that the Chief Executive Officer must devote to this position and the commitment required to serve as a chairman of the Board. Our Board also believes that our leadership structure ensures a greater role for the non-management directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

Risk is inherent with every business, and how well a business manages risk can ultimately determine the business’ success. As a medical device manufacturer, we face a number of risks, including risks related to patient safety, our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property.

Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In the Board’s risk oversight role, our Board has the responsibility to oversee that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This process enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Enterprise Risk Management Policy

In support of our risk management strategy, we have adopted an Enterprise Risk Management Policy (the “ERM Policy”). The ERM Policy governs our risk management practices and establishes responsibilities and processes for the identification, classification, analysis, treatment/mitigation, prevention and governance of all risks to us — defined as anything that could reasonably be expected to have a material adverse impact on the achievement of our strategic objectives and operational goals. The goal of the ERM Policy is to ensure that risks and related exposures are aligned with our strategic objectives, as well as risk tolerances set by the Board. The ERM policy is implemented through a framework guided by internal key principles as well as those outlined by the Committee of Sponsoring Organizations of the Treadway Commission.

COMMITTEES OF THE BOARD

Our Board has established three standing committees – Audit, Compensation, and Nominating and Corporate Governance – each of which operates under a written charter that has been approved by our Board as described below.

The members of each of the Board committees and committee Chairpersons are as follows:

Name	Audit	Compensation	Nominating and Corporate Governance
Milena Alberti-Perez	Chairperson
Omar Ishrak	X		X
Michael Davin	X	Chairperson
Douglas Hudson		X	Chairperson
Krishna Gupta			X
Nicholas Lewin		X

Audit Committee

The members of our Audit Committee include Milena Alberti-Perez (Chair),Omar Ishrak, and Michael Davin, each of whom can read and understand fundamental financial statements. The Board has concluded that each member of the Audit Committee is independent under the rules and regulations of the SEC and the listing standards of the NYSE applicable to Audit Committee members. Each of Milena Alberti-Perez and Michael Davin qualify as an audit committee financial expert within the meaning of SEC regulations and meet the financial literacy requirements of the NYSE.

Our Audit Committee assists the Board with its oversight of the following:

•
the integrity of our financial statements;
•
our compliance with legal and regulatory requirements;
•
the qualifications, independence, and performance of our independent registered public accounting firm; and
•
the design and implementation of our internal audit function, and our risk assessment and risk management activities.

The Audit Committee also is responsible for reviewing and discussing with management the adequacy and effectiveness of our disclosure controls and procedures, and it discusses with management and our independent registered public accounting firm the annual audit plan, the scope and timing of audit activities and the results of the audit. The Audit Committee also reviews our financial statements quarterly. As appropriate, the Audit Committee may initiate inquiries into certain aspects of our financial affairs.

Further, the Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls, or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. This includes sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees, and all permissible non-audit engagements with the independent auditor. Finally, the Audit Committee reviews and oversees all related-person transactions in accordance with our policies and procedures.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Audit Committee is available on our website at https://investors.allurion.com.

Compensation Committee

The members of our Compensation Committee include Michael Davin (Chair), Nicholas Lewin, and Douglas Hudson. The Board has concluded that each member of the Compensation Committee is independent under the rules and regulations of the SEC and the listing standards of the NYSE applicable to Compensation Committee members. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve our goals and strategies, and the alignment of management’s interests with the long-term interests of our stockholders.

Our Compensation Committee’s responsibilities include, among other things:

•
reviewing and evaluating our Chief Executive Officer’s performance against established goals and objectives, and determining and approving the Chief Executive Officer's compensation (including long-term incentives) based on such evaluation;
•
reviewing, approving, and determining the compensation of our executive officers other than the Chief Executive Officer and, at the discretion of the Compensation Committee, other members of senior management;
•
reviewing and recommending to the Board the compensation of our non-employee directors;
•
reviewing and making recommendations to the Board with regard to incentive-based compensation plans and the policies and procedures for awards thereunder, including making grants pursuant to such plans;
•
overseeing the administration of all incentive compensation and equity-based plans for employees; and
•
administering our Compensation Recovery Policy, discussed in the section titled “Compensation Recovery Policy” above.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our Compensation Committee is available at https://investors.allurion.com.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee include Douglas Hudson (Chair), Omar Ishrak, and Krishna Gupta. The Board has concluded each member of the Nominating and Corporate Governance Committee is independent under the rules and regulations of the SEC and the listing standards of the NYSE.

The Nominating and Corporate Governance Committee assists the Board with its identification and evaluation of individuals qualified to become members of the Board (including those recommended by stockholders), consistent with criteria approved by the Board, and recommends that the Board select certain director nominees for election at annual stockholder meetings. The Nominating and Corporate Governance Committee also develops and recommends to the Board a set of Corporate Governance Guidelines, monitors compliance with our Code of Conduct, and oversees the evaluation of the Board, its committees and management.

Our Nominating and Corporate Governance Committee’s responsibilities include, among other things:

•
establishing and recommending to the Board criteria for Board and committee membership, and establishing policies and processes to evaluate nominees - including those of stockholders - against such criteria;
•
identifying, evaluating, and making recommendations to our Board regarding nominees for election to the Board and its committees, including to fill vacancies;
•
evaluating the performance of our Board, our committees, and of individual directors;
•
considering and making recommendations to our Board regarding the composition of our Board and its committees;
•
overseeing an annual evaluation of our Board, its committees, and management;
•
developing and recommending to the Board Corporate Governance Guidelines and periodically reviewing those guidelines and recommending any changes;
•
monitoring compliance with our Code of Conduct; and
•
reviewing and assessing the adequacy of the Corporate Governance Guidelines and the Code of Conduct and recommending any changes to the Board for approval.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our Nominating and Corporate Governance Committee is available at https://investors.allurion.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Allurion Technologies, Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission ("SEC").

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and be filed with the SEC.

Milena Alberti-Perez (Chair)

Michael Davin

Omar Ishrak

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

EXECUTIVE AND DIRECTOR COMPENSATION

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” and “emerging growth companies” as such terms are defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"). As a result of the Business Combination completed on August 1, 2023, share amounts presented for periods prior to the Business Combination have been retroactively converted by application of the exchange ratio of 0.9780. For more information regarding the Business Combination, see our 2023 Annual Report.

This section discusses the compensation awarded to, earned by, or paid to our chief executive officer and two other most highly compensated executive officers who were serving as executive officers as of December 31, 2023 (our "Named Executive Officers" or “NEOs”). Our Named Executive Officers for the fiscal year ended December 31, 2023 were:

•
Shantanu Gaur, M.D., our Chief Executive Officer;
•
Christopher Geberth, our Chief Financial Officer; and
•
Benoit Chardon, our former Chief Commercial Officer.

2023 Summary Compensation Table

The following table presents information regarding the compensation awarded to, earned by or paid to our NEOs for services rendered during the fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)		Bonus ($) (1)	Option Awards ($) (2)	Non-equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Dr. Shantanu Gaur	2023	354,875	(5)	296,751	—	—	9,600	661,226
Chief Executive Officer	2022	295,000		—	2,605,904	79,761	9,100	2,989,765
Christopher Geberth	2023	280,650	(5)	255,342	—	—	6,600	542,592
Chief Financial Officer	2022	319,087		—	844,510	83,760	6,100	1,253,457
Benoit Chardon (6)	2023	176,676	(7)	280,037	—	37,026	367,778	861,517
Former Chief Commercial Officer	2022	358,153		9,389	—	291,450	—	658,992
(1)
Amounts reported in this column include the following amounts: (i) for Dr. Gaur, a $200,000 bonus in connection with our Business Combination, and a $96,751 retention bonus, (ii) for Mr. Geberth, a $150,000 bonus in connection with our Business Combination, and a $105,342 retention bonus, and (iii) for Mr. Chardon, a $280,037 retention bonus. Retention bonuses represent incentive awards made to executives for their continued employment through a target date.
(2)
Amounts shown reflect the grant date fair value of stock options granted during such fiscal year, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding any estimates of forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in the 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the option awards, and do not correspond to the actual economic value that may be recognized by holders upon the vesting or exercise of the applicable awards.
(3)
For Dr. Gaur and Mr. Geberth, amounts reflect performance-based cash bonuses. For Mr. Chardon, amount reflects commissions earned as a member of our commercial team. See “Narrative to the Summary Compensation Table — Non-equity Incentive Plan Compensation” below for a description of the material terms pursuant to which this compensation was awarded.
(4)
For the 2023 fiscal year, amounts reported in this column include the following amounts: (i) for Dr. Gaur, $3,000 in payments in lieu of medical coverage, and $6,600 of 401(k) plan employer contributions, (ii) for Mr. Geberth, $6,600 of 401(k) plan employer contributions, and (iii) for Mr. Chardon, a €156,740 termination fee and €183,260 paid pursuant to a settlement agreement. For the 2022 fiscal year, amounts reported in this column include the following: (i) for Dr. Gaur, $3,000 in payments in lieu of medical coverage, and $6,100 of 401(k) plan employer contributions, and (ii) for Mr. Geberth, $6,100 of 401(k) plan employer contributions.
(5)
To preserve our cash prior to the Business Combination, each of Dr. Gaur’s and Mr. Geberth’s annual base salary was reduced to $36,000 from April 15, 2023 to July 31, 2023, and Mr. Chardon’s consulting fees were adjusted from January 1, 2023 to July 31, 2023.

(6)
For Mr. Chardon, amounts reported in the “Salary”, “Bonus” and “All Other Compensation” columns have been converted to USD at an exchange rate of 1 Euro to 1.0817 USD, which represents the average annual exchange rate published by the Federal Reserve Bank for 2023.
(7)
Amount represents annual base consulting fees of €340,000.

Narrative to Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge, and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually and adjusted from time to time to align salaries with market levels after taking into account individual responsibilities, performance, and experience. For the year ended December 31, 2023, the annual base salaries for each of Dr. Gaur and Mr. Geberth were initially $303,850 and $328,660, respectively, and were reduced to $36,000 from April 15, 2023 to July 31, 2023 in order to preserve our cash prior to the consummation of the Business Combination. Effective as of the closing of the Business Combination, the annual base salaries of Dr. Gaur and Mr. Geberth were increased to $620,000 and $425,000, respectively. For the year ended December 31, 2023, Mr. Chardon was paid base annual consulting fees equal to €340,000.

Non-equity Incentive Plan Compensation

Each of Dr. Gaur and Mr. Geberth are eligible to earn a performance-based annual cash bonus based on achievement of pre-established company and individual performance criteria established by our Board or Compensation Committee in their discretion. For 2023, the target annual bonus for each of Dr. Gaur and Mr. Geberth was initially equal to 30% of annual base salary, and was increased to 80% of Dr. Gaur’s annual base salary and 50% of Mr. Geberth’s annual base salary in connection with the closing of the Business Combination. No annual performance bonuses were paid for fiscal 2023. Mr. Chardon was eligible to earn quarterly commission compensation based on achievement of specified company performance criteria established by our Board or Directors in its discretion. For 2023, Mr. Chardon’s target commission compensation was equal to 40% of his annual base consulting fees.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives with our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period.

Independent Compensation Consultant

In assessing and setting the compensation of our Named Executive Officers, the Compensation Committee engaged Pearl Meyer & Partner LLC (“Pearl Meyer”) as its independent compensation consultant. Pearl Meyer advises the Compensation Committee on best practices in executive compensation and provides the Compensation Committee with market data in an effort to ensure our compensation program is competitive and designed to attract, retain, and incentivize our Named Executive Officers.

Employment Arrangements with our Named Executive Officers

Effective upon the closing of the Business Combination, we entered into new employment agreements with each of Dr. Gaur and Mr. Geberth and a new corporate officer agreement with Mr. Chardon, which set forth the terms and conditions of each executive’s employment or consulting relationship. The new agreements supersede and replace each NEO’s prior employment or consulting arrangement and provide for specified payments and benefits in connection with a termination of the NEO’s employment or consulting relationship in certain circumstances. Our goal in providing these severance payments and benefits is to offer sufficient cash continuity protection such that the NEOs will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to the NEOs, rather than negotiating severance at the time that a NEO’s employment or other service relationship terminates. We have also determined that accelerated vesting provisions with respect to outstanding equity awards in connection with a qualifying termination of employment in certain circumstances are appropriate to encourage our NEOs to stay focused on the business in those circumstances, rather than focusing on the potential implications for them personally. The material terms of each NEO’s employment or consulting arrangements are summarized below.

Employment Agreement with Dr. Shantanu Gaur

We have entered into an employment agreement with Dr. Gaur, effective August 1, 2023, pursuant to which we employ Dr. Gaur as our Chief Executive Officer on an “at will” basis. Dr. Gaur’s employment agreement provides that his initial annual base salary is $620,000, and is subject to periodic review by our Board or Compensation Committee. In addition, the employment agreement provides that Dr. Gaur is eligible to receive annual cash bonuses, which the target annual amount shall be 80% of his annual base salary. Dr. Gaur is also eligible to participate in the employee benefit plans generally available to our employees, subject to the terms of such plans.

In the event of a termination of Dr. Gaur’s employment by Allurion without “cause” (as defined in his employment agreement) or by his resignation for “good reason” (as defined in his employment agreement), subject to Dr. Gaur’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of Allurion and its affiliates, Dr. Gaur will be entitled to receive (i) base salary continuation for 12 months following his termination date, and (ii) subject to Dr. Gaur’s election to receive continued health benefits under COBRA, payment of the full cost of such continuation coverage plus any administration fee until the earliest of (A) 12 months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Dr. Gaur’s COBRA health continuation period.

In addition, in lieu of the payments and benefits described above, in the event that Dr. Gaur’s employment is terminated by us without “cause” or by him for “good reason,” in each case, within three months prior to or 12 months following a “sale event” (as defined in our 2023 Stock Option and Incentive Plan, or “2023 Plan”), and subject to Dr. Gaur’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of Allurion and its affiliates, Dr. Gaur will be entitled to receive (i) an amount in cash equal to 1.5 times the sum of (x) Dr. Gaur’s then-current base salary (or, his base salary in effect immediately prior to the sale event, if higher) and (y) Dr. Gaur’s target annual bonus for the then-current year (or, his target annual bonus in effect immediately prior to the sale event, if higher); (ii) full acceleration of vesting of all outstanding time-based equity awards held by Dr. Gaur; and (iii) subject to Dr. Gaur’s election to receive continued health benefits under COBRA, payment of the full cost of such continuation coverage plus any administration fee until the earliest of (A) 18 months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Dr. Gaur’s COBRA health continuation period. The cash severance payable to Dr. Gaur upon a termination of employment is generally payable in lump sum within 60 days following the date of termination, subject to limited exceptions.

Employment Agreement with Mr. Christopher Geberth

We have entered into an employment agreement with Mr. Geberth effective August 1, 2023, which provides that his initial annual base salary is $425,000, and is subject to periodic review by our Board or Compensation Committee. In addition, the employment agreement provides that Mr. Geberth is eligible to receive annual cash bonuses, which target annual amount shall be 50% of his annual base salary. Mr. Geberth is also eligible to participate in the employee benefit plans generally available to our employees, subject to the terms of such plans.

In the event of a termination of Mr. Geberth’s employment by Allurion without “cause” (as defined in his employment agreement) or by his resignation for “good reason” (as defined in his employment agreement), subject to Mr. Geberth’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of Allurion and its affiliates, Mr. Geberth will be entitled to receive (i) base salary continuation for nine months following his termination date, and (ii) subject to Mr. Geberth’s election to receive continued health benefits under COBRA, payment of the full cost of such continuation coverage plus any administration fee until the earliest of (A) 12 months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Geberth’s COBRA health continuation period.

In addition, in lieu of the payments and benefits described above, in the event that Mr. Geberth’s employment is terminated by us without “cause” or by him for “good reason,” in each case, within three months prior to or 12 months following a “sale event” (as defined in our 2023 Plan), and subject to Mr. Geberth’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of Allurion and its affiliates, Mr. Geberth will be entitled to receive (i) an amount in cash equal to 1.0 times the sum of (x) Mr. Geberth’s then-current base salary (or, his base salary in effect immediately prior to the sale event, if higher) and (y) Mr. Geberth’s target annual bonus for the then-current year (or, his target annual bonus in effect immediately prior to the sale event, if higher); (ii) full acceleration of vesting of all outstanding time-based equity awards held by Mr. Geberth; and (iii) subject to Mr. Geberth’s election to receive continued health benefits under COBRA, payment of the full cost of such continuation coverage plus any administration fee until the earliest of (A) 12 months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Geberth’s COBRA health continuation period. The cash severance payable to Mr. Geberth upon a termination of employment is generally payable in lump sum within 60 days following the date of termination, subject to limited exceptions.

Termination Agreement and Settlement Agreement with Mr. Benoit Chardon

Effective as of September 1, 2023, we entered into a corporate officer agreement with Mr. Chardon and Benoit Chardon Consulting, a French socie´te´ a’responsabilite´ limite´e that was solely owned by Mr. Chardon (“BCC”), pursuant to which BCC agreed to serve as Managing Director of Allurion France, a French socie´te´ par actions simplifie´e and wholly-owned subsidiary of Allurion (“Allurion France”). The corporate officer agreement provided that BCC would receive base consulting fees of €28,333.33 per month and additional variable compensation subject to the incentive plan terms issued annually by Allurion and conditional on meeting Allurion France and personal performance goal attainment as defined each year by Allurion.

The corporate officer agreement was terminated as of December 31, 2023, pursuant to a Termination Agreement (as defined herein), which provided for payment to BCC of a lump-sum termination fee of €156,740. Additionally, in connection with his departure, we entered into a settlement agreement with Mr. Chardon, pursuant to which we agreed to pay Mr. Chardon €183,260, which amount was used by Mr. Chardon in payment of the exercise price of his vested options.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table sets forth information concerning outstanding equity awards held by each of our NEOs as of December 31, 2023:

Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) (Exercisable) (1)	Number of Securities Underlying Unexercised Options (#) (Unexercisable) (1)	Option Exercise Price ($) (1)	Option Expiration Date
Dr. Shantanu Gaur	08/03/2017 03/05/2020(2) 12/20/2022(4)	__ 01/01/2020 12/08/2022	171,149 47,880 536,316	__ 1,019 429,052	1.13 1.17 4.51	08/02/2027 03/04/2030 12/19/2032
Christopher Geberth	02/11/2021(3) 12/07/2021(3) 12/20/2022(4)	11/16/2020 01/01/2022 12/08/2022	94,234 35,146 173,807	28,015 38,203 139,045	0.95 1.88 4.51	02/10/2031 12/06/2031 12/19/2032
Benoit Chardon	03/05/2020(2) 12/31/2020(3) 12/07/2021(3) 12/07/2020(3)	01/01/2020 07/01/2020 01/01/2022 01/01/2023	__ __ __ __	510(5) 4,279(5) 12,734(5) 7,641(5)	1.17 0.95 1.88 1.88	03/04/2030 12/28/2030 12/06/2031 12/06/2031
(1)
Amounts reported have been adjusted to reflect the closing of the Business Combination.
(2)
This option vests in 48 equal monthly installments following the vesting commencement date, subject to the executive’s continuing service relationship on each vesting date.
(3)
This option vests with respect to 25% of the shares on the first anniversary of the vesting commencement date, with the remaining shares vesting in 36 equal monthly installments thereafter, subject to the executive’s continuing service relationship on each vesting date.
(4)
This option vests in 36 equal monthly installments beginning on the last date of each one-month period following the vesting commencement date, subject to the executive’s continuing service relationship on each vesting date. Upon the consummation of the Business Combination, one-third of the then unvested shares subject to the option accelerated and vested.
(5)
Each of Mr. Chardon’s unvested option awards terminated on December 31, 2023 in connection with his departure.

Additional Narrative Disclosure

Employee Benefits

Our Named Executive Officers who are employees are eligible to participate in our welfare benefit plans, including medical, dental, vision, basic life and accidental death & dismemberment, and short-term and long- term disability insurance benefits, in each case on the same basis as all of our other employees.

401(k) Plan

Allurion participates in the ADP TotalSource Retirement Savings Plan (the “401(k) Plan”), which provides eligible U.S. employees (including our Named Executive Officers who are employees) with an opportunity to save for retirement on a tax advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Internal Code of 1986, as amended (the “Code”). Allurion’s employees’ contributions are allocated to each participant’s individual account and employees may begin participating after an initial 90 day waiting period. Under the provisions of the 401(k) Plan, Allurion makes 2% matching contributions and may make discretionary non-matching contributions, as determined by our Board. The 401(k) Plan is intended to be qualified under Section 401(a) of the Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan.

Director Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors for service on our Board during the year ended December 31, 2023. Dr. Gaur, who is our Chief Executive Officer, also served on our Board, but did not receive any additional compensation for his service as a director and therefore is not included in the table below. Dr. Gaur’s compensation for his service, as our Chief Executive Officer, is set forth above under “2023 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		RSU Awards ($) (1)(4)	Option Awards ($) (2)(4)	Total Compensation ($)
Omar Ishrak	43,750		195,415	—	239,165
Krishna Gupta	539,583	(3)	195,415	—	734,998
Michael Davin	33,333		195,415	111,810	340,558
Douglas Hudson	26,042		195,415	—	221,457
Nicholas Lewin	21,875		195,415	—	217,290
(1)
Amounts shown reflect the grant date fair value of restricted stock units granted in 2023, calculated in accordance with FASB ASC Topic 718, excluding any estimates of forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in the 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the restricted stock unit awards, and do not correspond to the actual economic value that may be recognized by holders upon the vesting or settlement of the applicable awards.
(2)
Amounts shown reflect the grant date fair value of stock options granted in 2023, calculated in accordance with FASB ASC Topic 718, excluding any estimates of forfeitures related to service-based vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in the 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the option awards, and do not correspond to the actual economic value that may be recognized by holders upon the vesting or exercise of the applicable awards.
(3)
Amount shown for Mr. Gupta includes $500,000 of fees paid to KKG Enterprises, LLC (“KKG Enterprises”) and Remus Group Management; Mr. Gupta is an affiliate of both. Refer to the section titled “Consulting Agreements with KKG Enterprises, LLC and Remus Group Management, LLC” below for further information.
(4)
The following table provides information regarding the number of shares of our common stock underlying stock options and restricted stock units held by our non-employee directors that were outstanding as of December 31, 2023:

Name	RSU Awards Outstanding at 2023 Year End (number of shares)	Option Awards Outstanding at 2023 Year End (number of shares) (1)
Omar Ishrak	45,235	—
Krishna Gupta	462,695	—
Michael Davin	45,235	161,367
Douglas Hudson	45,235	—
Nicholas Lewin	45,235	—

(1)
Amount reflects outstanding stock options awarded to Mr. Davin in his capacity as a non-employee director, all of which are vested.

Non-Employee Director Compensation Policy

Effective as of August 2023, our Board adopted a non-employee director compensation policy (the “Director Compensation Policy”) designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which are payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below. In addition, we reimburse non-employee directors for all reasonable out-of-pocket expenses incurred in attending meetings of our Board or committees. We do not pay additional compensation for attending individual meetings of our Board.

Annual Retainer for Board Membership	$45,000
Additional Annual Retainer for Non-Executive Chair	45,000
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson	20,000
Audit Committee Member (other than Chairperson)	10,000
Compensation Committee Chairperson	15,000
Compensation Committee Member (other than Chairperson)	7,500
Nominating and Corporate Governance Committee Chairperson	10,000
Nominating and Corporate Governance Committee Member (other than Chairperson)	5,000

Initial Award: The Director Compensation Policy provides that each non-employee director serving on our Board on August 1, 2023 and each new non-employee director later elected or appointed to our Board will be granted an initial, one-time restricted stock unit award with a value of $225,000 that will vest in equal annual installments over three years, subject to continued service as a director through each vesting date.

Annual Award: On the date of each annual meeting of stockholders, each continuing non-employee director (excluding any non-employee director that was initially elected or appointed to our Board within six months prior to such annual meeting) will receive an annual restricted stock unit award with a value of $150,000 that will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual meeting of stockholders, subject to continued service as a director through such vesting date unless the Board determines otherwise. The vesting of all outstanding initial restricted stock unit awards and annual restricted stock unit awards held by non-employee directors will fully accelerate upon a “sale event” (as defined in our 2023 Plan).

For purposes of determining the size of each restricted stock unit award, the Director Compensation Policy defines “value” as the product of (A) the average closing market price on the NYSE (or such other market on which our common stock is then principally listed) of one share of our common stock over the trailing 30-day period ending on the last day of the month immediately prior to the month of the grant date, and (B) the aggregate number of shares of our common stock underlying such award.

In addition, on October 18, 2017, the board of directors of Legacy Allurion granted Mr. Davin an option to purchase 90,000 shares of Legacy Allurion common stock under our 2010 Plan(as defined below), which was converted into an option to purchase 88,019 shares of common stock upon consummation of the Business Combination and which was fully vested as of October 18, 2021. On March 5, 2020, the board of directors of Legacy Allurion granted Mr. Davin an option to purchase 45,000 shares of Legacy Allurion common stock under our 2010 Plan, which was converted into an option to purchase 44,009 shares of common stock upon consummation of the Business Combination, and which vested with respect to twenty-five percent (25%) of the shares underlying such option on the one-year anniversary of the date of grant, and then vested in 36 equally monthly installments thereafter. Finally, on December 7, 2021, the board of directors of Legacy Allurion granted Mr. Davin an option to purchase 30,000 shares of Legacy Allurion common stock under our 2020 Plan (as defined below), which was converted into an option to purchase 29,339 shares of common stock upon consummation of the Business Combination, and which vested in equal monthly installments over two years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of shares of our common stock, as of October 25, 2024, in each case, by:

•
each person (including any “group” as that term is defined in Section 13(d)(3) of the Exchange Act) who is known to us to be the beneficial owner of more than 5% of the issued and outstanding shares of our common stock;
•
each of our directors, director nominees and named executive officers; and
•
all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, restricted stock units, and warrants that are currently exercisable or releasable or exercisable or releasable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them. Unless otherwise noted, the business address of each person listed in the table is c/o Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760.

The beneficial ownership of the shares of our common stock is based on 64,465,644 shares of our common stock issued and outstanding as of October 25, 2024.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Directors and Named Executive Officers:
Shantanu Gaur(1)	2,503,780	3.8%
Krishna Gupta(2)	5,873,913	9.1%
Omar Ishrak(3)(14)	3,972,939	6.2%
Chris Geberth(4)	413,270	*
Benoit Chardon(5)	199,183	*
Michael Davin(6)	241,632	*
Larson Doug Hudson(7)	15,078	*
Nicholas Lewin(8)	15,078	*
Milena Alberti-Perez	—	—
Keith B. Johns II	—	—
All Current Directors and Executive Officers as a Group (Twelve Persons) (9)	14,884,403	22.4%
Five Percent Holders:
Armistice Capital Master Fund Ltd.(10)	7,950,000	12.3%
Leavitt Equity Partners III, L.P.(11)	4,166,666	6.5%
Romulus Growth Allurion L.P.(12)	4,151,846	6.4%
Omar Ishrak(3)(14)	3,972,939	6.2%
RTW(13)	3,666,589	5.6%
Compute Health Sponsor LLC(14)	3,262,711	5.1%
Jean Nehame(14)	3,262,711	5.1%
Joshua Fink(14)	3,262,711	5.1%

* Less than one percent.

(1)
Consists of (i) 1,003,090 shares of common stock held by The Shantanu K. Gaur Revocable Trust Of 2021, of which Shantanu K. Gaur and Neha Gaur serve as trustees, (ii) 547,679 shares of common stock held by The Gaur Family Irrevocable Trust Of 2021, of which Steven M. Burke, Esq. and Neha Gaur serve as trustees and which Ms. Gaur has voting and dispositive control, and (iii) 953,011 shares of common stock issuable upon exercise of options within 60 days of October 25, 2024.
(2)
Consists of (i) 3,124,244 shares of common stock held by Romulus Growth Allurion L.P., (ii) 72,953 shares of common stock held by Romulus Capital I, L.P., (iii) 73,349 shares of common stock issuable upon exercise of a warrant held by Romulus Capital I, L.P., (iv) 881,300 shares of common stock held by Romulus Allurion Special Opportunity L.P., (v) 538,101 shares of common stock held by Samin Capital LLC, (vi) 939,285 shares of common stock held by Krishna Gupta, and (vii) 244,681 shares of common stock issuable upon vesting of restricted stock units held by Krishna Gupta within 60 days of October 25, 2024. Krishna Gupta is the general partner of Romulus Allurion Special Opportunity L.P., Romulus Growth Allurion L.P., and Romulus Capital I, L.P., and the manager of Samin Capital LLC.
(3)
Consists of (i) 710,228 shares held by Omar & Helen Ishrak Living Trust, (ii) 3,262,711 shares held by the Sponsor, and (iii) 15,078 shares of common stock issuable upon vesting of restricted stock units held by Omar Ishrak within 60 days of October 25, 2024.
(4)
Consists of 413,270 shares of common stock issuable upon exercise of options within 60 days of October 25, 2024.
(5)
Consists of 199,183 shares of common stock.
(6)
Consists of (i) 65,187 shares of common stock, (ii) 161,367 shares of common stock issuable upon exercise of options within 60 days of October 25, 2024, and (iii) 15,078 shares of common stock issuable upon vesting of restricted stock units held by Michael Davin within 60 days of October 25, 2024.
(7)
Consists of 15,708 shares of common stock issuable upon vesting of restricted stock units held by Larson Douglas Hudson within 60 days of October 25, 2024.
(8)
Consists of 15,708 shares of common stock issuable upon vesting of restricted stock units held by Nicholas Lewin within 60 days of October 25, 2024.
(9)
See footnotes 1 through 8 above. Also includes (i) 1,662,896 shares of common stock and (ii) 185,817 shares of common stock issuable upon exercise of options within 60 days of October 25, 2024, each held by Ram Chuttani.
(10)
Beneficial ownership is based in part on a Schedule 13G filed jointly on August 9, 2024 with the SEC by Armistice Capital, LLC and Steven Boyd, and consists of 8,078,000 shares of common stock beneficially owned by Armistice Capital Master Fund Ltd. Armistice Capital, LLC, in its capacity as the investment manager of Armistice Capital Master Fund Ltd., and pursuant to an Investment Management Agreement, has voting and investment power over the shares held by Armistice Capital Master Fund Ltd. Mr. Boyd, as the managing member of Armistice Capital, LLC, may be deemed to beneficially own such securities. Armistice Capital Master Fund Ltd. disclaims beneficial ownership of the shares held by it, except to the extent of its pecuniary interest therein. The address and principal office of such entities and individual is 510 Madison Avenue, 7th Floor, New York, NY 10022.
(11)
Consists of 4,166,666 shares of common stock held by Leavitt Equity Partners III, L.P.
(12)
Consists of (i) 3,124,244 shares of common stock held by Romulus Growth Allurion L.P., (ii) 72,953 shares of common stock held directly by Romulus Capital I, L.P. and 73,349 shares of common stock issuable upon exercise of a warrant held by Romulus Capital I, L.P., and (iii) 881,300 shares of common stock held by Romulus Allurion Special Opportunity L.P. Krishna Gupta is the general partner of Romulus Allurion Special Opportunity L.P., Romulus Growth Allurion L.P., and Romulus capital I, L.P. The address of each of the entities is 151 Tremont Street, Suite 6F, Boston, MA 02111.
(13)
Beneficial ownership is as of October 22, 2024, based solely on a Schedule 13D/A filed jointly on October 24, 2024 with the SEC by RTW and Roderick Wong, M.D., which consists of 3,666,589 shares of common stock beneficially owned by RTW, including 479,196 shares of common stock underlying the Notes issuable to certain RTW entities and RTW, as agent to the Purchasers and 239,824 shares of common stock issuable upon the exercise of July 2024 Public Warrants. RTW, in its capacity as the investment manager of those certain RTW entities, has the power to vote and the power to direct the disposition of the shares held by RTW. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by RTW, except to the extent of his pecuniary interest therein. The address and principal office of RTW is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW entities is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.
(14)
Consists of 3,262,711 shares of common stock held by the Sponsor. The Sponsor is managed by each of Drs. Nehmé and Ishrak and Mr. Fink. As a result of the foregoing, each of Drs. Nehmé and Ishrak and Mr. Fink may be deemed to beneficially own shares held by the Sponsor.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive and Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed to be any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at year end for the last two completed fiscal years) and in which any director, executive officer, nominee for director, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

PIPE Investment

In connection with the Business Combination, certain investors (“PIPE Investors”) related to Legacy Allurion entered into PIPE subscription agreements (“PIPE Subscription Agreements”), each dated February 9, 2023, with Compute Health and us, pursuant to which the PIPE Investors subscribed for shares of our common stock in connection with a private placement. The PIPE Investors made a private investment in the aggregate amount of $37.9 million on the terms and conditions set forth in the PIPE Subscription Agreements. Such PIPE Investors who participated in the PIPE Investment include Michael Davin (30,824 shares), who is one of our directors, Omar Ishrak (710,228 shares), who is one of our directors, and RTW (2,130,681 shares), which has the right to designate an independent director nominee to be elected by our stockholders.

Gaur Contribution Agreement

On May 2, 2023, the Shantanu K. Gaur Revocable Trust of 2021 (the “Gaur Trust”) and the Company entered into a contribution agreement (the “Gaur Contribution Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, the Gaur Trust agreed to contribute, as a contribution of capital, 79,232 shares of our common stock (the “Gaur Trust Contributed Shares”). The Gaur Trust’s contribution of the Gaur Trust Contributed Shares was effective immediately following the consummation of the Business Combination.

RSU Forfeiture Agreement

On May 2, 2023, Krishna Gupta, a member of our Board, entered into a letter agreement with Legacy Allurion (the “RSU Forfeiture Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, Mr. Gupta agreed to forfeit 79,232 restricted stock units (the “Forfeited RSUs”). The Forfeited RSUs were terminated and cancelled without consideration therefor immediately following the consummation of the Business Combination.

2023 Convertible Note Incremental Financing

On February 15, 2023, we sold a $13.0 million convertible bridge note (the “HVL Bridge Note”) to Hunter Ventures Limited (“HVL”) and entered into a side letter agreement with HVL (the “Side Letter”). HVL is a limited partner of Romulus Growth Allurion L.P., which is a fund affiliated with Krishna Gupta (a member of our Board; in addition, entities affiliated with Krishna Gupta hold more than 5% of our outstanding capital stock) (the “Initial Financing”). In connection with the refinancing of the Initial Financing, we entered into a Termination Agreement with HVL, pursuant to which the Side Letter was terminated, effective as of May 2, 2023 (the “HVL Termination Agreement”).

The HVL Termination Agreement provided us, upon the terms and subject to the conditions set forth therein, the right to prepay, in one or more transactions, all or a portion of the outstanding principal amount, plus accrued interest, under the HVL Bridge Note, including by way of (a) a $2.0 million prepayment, $1.5 million of which was deemed a prepayment penalty and (b) immediately prior to the consummation of the Business Combination, an additional payment of at least $6.0 million under the HVL Bridge Note by way of (i) payment in cash by us and/or (ii) the sale and transfer of all or any portion of the HVL Bridge Note, equivalent in value to the portion of the additional payment to be repaid pursuant to this clause (b)(ii), to any person or persons designated in writing by us.

In addition, under the HVL Termination Agreement, upon the terms and subject to the conditions set forth therein, we agreed to issue to HVL 387,696 additional shares of our common stock.

Revenue Interest Financing Agreement, Side Letter and PIPE Conversion Option

On February 9, 2023, concurrently with the execution of the Business Combination Agreement, we entered into a revenue interest financing agreement (the “Original RIFA”) with RTW. Pursuant to the Original RIFA, at the closing of the Business Combination, RTW paid Allurion an aggregate of $40.0 million (the “Investment Amount”). In exchange for the Investment Amount, we will remit revenue interest payments on all current and future products, digital solutions and services developed, imported, manufactured, marketed, offered for sale, promoted, sold, tested or otherwise distributed by the Company and its subsidiaries.

Additionally, in connection with our entry into the Original RIFA, we, Compute Health, Legacy Allurion, Merger Sub II and RTW entered into a side letter (the “RTW Side Letter”) under which RTW may elect to convert up to $7.5 million of its initial PIPE subscription into an additional revenue interest financing by forfeiting certain shares of our common stock acquired by the PIPE subscription (the “PIPE Conversion Option”).

On May 2, 2023, the parties amended and restated the RTW Side Letter in connection with a backstop agreement, pursuant to which, among other things, Allurion issued 250,000 shares of common stock to RTW immediately prior to the consummation of the Business Combination.

On April 14, 2024, the parties entered into that certain Side Letter Amendment (the “Side Letter Amendment”) to reflect certain modifications to the Amended and Restated RTW Side Letter in connection with the Note Purchase Agreement. The Side Letter Amendment provides, among other things, that RTW may make a single election in certain circumstances to convert up to $7.5 million of the purchase price that RTW paid for certain equity interests in Allurion into an amount of financing provided by RTW to Allurion pursuant to an additional revenue interest financing agreement with Legacy Allurion.

Investment by Former Chief Commercial Officer

On June 24, 2023, Legacy Allurion sold a $200,000 Bridge Note to its former Chief Commercial Officer, Benoit Chardon.

Investor Rights Agreement

Immediately prior to the closing of the Business Combination, we entered into the Investor Rights Agreement.

Consulting Agreements with KKG Enterprises, LLC and Remus Group Management, LLC

In the first quarter of 2023, we entered into consulting agreements with KKG Enterprises and Remus Group Management to assist us in building our AI platform and augmenting our AI advisory board and to provide advisory services related to the Business Combination. These agreements were tied to board-related work by Krishna Gupta, who is a member of our Board, CEO of Remus Group Management, principal at KKG Enterprises, and affiliated with Romulus Capital, a stockholder. The agreements included payments of $200,000 to KKG Enterprises and $300,000 to Remus Group Management, and were terminated in June 2023.

Allurion Middle East Medical Instruments Trading, LLC

Allurion Middle East Medical Instruments Trading, LLC (“Allurion Middle East”) is Allurion’s subsidiary in the United Arab Emirates (the “UAE”). Per the law of the UAE, the majority owner of a UAE limited liability company must be a UAE entity. Pursuant to the Second Restated Memorandum of Association of Allurion Middle East Medical Instruments Trading (the “MoA”), Shuraa Management & Consultancy LLC is a 51% owner of Allurion Middle East; Allurion owns the remaining 49%.

Allurion Middle East was established to carry on the business of medical, surgical equipment, and instruments trading in the Middle East on behalf of Allurion. Allurion Middle East is permitted to enter into agreements and act as an agent on Allurion’s behalf. Allurion Middle East’s capital is AED 300,000 divided into 300 non-divisible shares, par value AED 1,000. The capital is fully paid in cash and divided as follows: Shuraa Management & Consultancy LLC received 153 shares at a value of AED 153,000 and holds 51% in capital. Allurion holds 147 shares for a value of AED 147,000 and holds 49% in capital. New shares may be issued at any time to increase capital or by transferring the available reserve to share capital by a resolution of the board. Shares are assignable. Under the MoA, transfers are not permitted where they would reduce the UAE national partner’s hold in the capital below 51% unless the number of partners is reduced to below 2 or increased to above 50. Profits from Allurion Middle East are distributed 20% to Shuraa Management and Consultancy LLC and 80% to Allurion.

On February 2, 2022, Allurion Middle East entered into a one-year lease agreement with Shuraa Business Centre Branch (“SBCB”), an affiliate of Shuraa Management & Consultancy LLC. On August 29, 2022, Allurion Middle East entered into a second one-year lease agreement with SBCB. Under each lease, Allurion Middle East pays to SBCB AED 41,500 and AED 35,000 per year, respectively, plus an AED 3,000 refundable security deposit and 5% VAT. These leases automatically renew after one year, as agreed to by the parties. On February 2, 2024, Allurion Middle East entered into a six-month lease agreement with SBCB in lieu of the second annual renewal of its one-year lease agreement entered into on February 2, 2022. Cancellation of these contracts is not permitted until the seventh month and requires a two month notice period. Standard indemnity provisions exist.

Corporate Officer Agreement and Termination Agreement

Effective as of September 1, 2023, we entered into a corporate officer agreement (the “Corporate Officer Agreement”) with Benoit Chardon, then our Chief Commercial Officer, and Benoit Chardon Consulting, a French société à responsabilité limitée that is solely owned by Benoit Chardon (“BCC”), pursuant to which BCC served as Managing Director of Allurion France. The Corporate Officer Agreement provided that BCC would receive base consulting fees of €28,333.33 per month and additional variable compensation subject to the incentive plan terms issued annually by Allurion and conditional on meeting Allurion France and personal performance goal attainment defined each year by Allurion.

On December 12, 2023, Mr. Chardon, BCC and Allurion France entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the parties agreed to terminate the Corporate Officer Agreement by and among BCC, Benoit Chardon and Allurion France. By virtue of the Termination Agreement, the parties mutually agreed to terminate the Corporate Officer Agreement as of December 31, 2023 (the “Departure Date”). Pursuant to the Termination Agreement, BCC resigned from its duties as managing director of Allurion France effective as of the Departure Date and Allurion paid BCC all amounts due to it under the Corporate Officer Agreement for monthly consulting fees through the Departure Date and its variable compensation due for the third quarter of 2023. In addition, Allurion paid BCC a lump-sum termination fee of €156,740. The Termination Agreement contains a mutual release and non-disparagement provision as well as a non-solicitation provision by BCC in favor of Allurion France.

Paris Lease Agreement

LNMP JPBC Investment, a French entity, was the lessor under the 56 Rue des Petites Ecuries, Paris lease (the “56 Rue des Petites Ecuries Lease”), pursuant to which we leased certain space for Company purposes. LNMP JPBC Investment is partially owned by Benoit Chardon, our former Chief Commercial Officer. Under the 56 Rue des Petites Ecuries Lease, Allurion paid monthly rent of €9,284. The 56 Rue des Petites Ecuries Lease had a three year term, which began in August 2022, and was renewable by agreement between Allurion and LNMP JPBC Investment. This lease was terminated in February 2024.

Note Purchase Agreement and RIFA Amendment

Pursuant to the Note Purchase Agreement, on April 16, 2024, we issued and sold $48.0 million of Notes to the purchasers thereunder in a private placement. Until the Notes are converted or repaid in full, RTW will be entitled to designate one representative who will serve as a non-voting board observer to the Board. In addition, Keith Johns was appointed as a Class III director to fill a vacancy on the Board and approved by RTW in satisfaction of certain obligations to RTW under the Note Purchase Agreement.

Amendment to Original RIFA

On April 14, 2024, the Original RIFA was amended pursuant to the Omnibus Amendment (the “RIFA Amendment”) by and among the Company, Allurion Opco, Allurion Australia Pty Ltd, a proprietary limited company organized under the laws of Australia and a wholly-owned subsidiary of the Company, RTW, and the other parties thereto to reflect certain modifications agreed between the parties thereto in connection with the purchase of the Notes. Among other things, the RIFA Amendment waived the existing event of default under the Original RIFA, increased the rate of revenue interest payments to be paid to RTW on all current and future products and digital solutions developed and to be developed by the Company (the “Royalty Rate”) for net sales less than or equal to $100 million prior to December 31, 2026 from 6% to 12%, and increased the Royalty Rate on net sales less than or equal to $100 million on or after January 1, 2027 from 10% to 12%, subject to the terms and conditions of the RIFA Amendment.

Public Offering and Concurrent Private Placement

On June 28, 2024, we issued and sold 14,406,508 shares of our common stock and warrants to purchase 14,406,508 shares of common stock in the Public Offering. Also on June 28, 2024, we entered into a subscription agreement with funds affiliated with RTW pursuant to which we agreed to sell 2,260,159 shares of a newly created series of preferred stock, the Series A Preferred Stock, and 2,260,159 private placement warrants to purchase common stock in the Private Placement. RTW invested an aggregate of $3.0 million in the Public Offering and the concurrent Private Placement of the Series A Preferred Stock and Private Placement Warrants. Because the NYSE deemed RTW an Active Related Party under NYSE listing rules, the purchase by RTW of shares of common stock and public warrants in the Public Offering was limited under NYSE rules to 1% of the outstanding shares of common stock immediately prior to the Public Offering. The remainder of such investment was in the Private Placement. The Public Offering and Private Placement closed on July 1, 2024.

Indemnification Agreements

We entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our Charter and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by law.

Executive Officer and Director Compensation Arrangements

See the section entitled “Executive and Director Compensation” above for information regarding compensation arrangements with our executive officers and directors, which include, among other things, employment, termination of employment and change in control arrangements, stock awards and certain other benefits.

Related Person Transaction Policy

We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

Under our policy, a “Related Person Transaction” is any transaction in which Allurion or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” as defined in the policy means:

•
any person who is, or at any time during the applicable period was, one of Allurion’s executive officers or a member of our Board;
•
any person who is known by Allurion to be the beneficial owner of more than 5% of our voting stock; and
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law or any other person (other than a tenant or employee) sharing the household of such related person of a director, executive officer or a beneficial owner of more than 5% of our voting stock.

We also have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, the Audit Committee will have the responsibility to review related person transactions.

ADDITIONAL INFORMATION

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion consistent with applicable law.

Stockholder Proposals for the 2025 Annual Meeting of Stockholders

Stockholder Proposals under Rule 14a-8

Under Rule 14a-8 of the Exchange Act, notice of proposals of stockholders for inclusion in the proxy statement and form of proxy, including director nominees, for the Company’s 2025 Annual Meeting of Stockholders must be received by the Company in writing at its principal executive offices no later than the close of business on July 11, 2025. Such proposals must comply with applicable requirements of federal securities laws and the procedures as set forth in our Bylaws. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Proposals outside of Rule 14a-8

Stockholders of record who do not submit a proposal for inclusion in the Company’s proxy materials under Rule 14a-8, but instead intend to introduce an item of business at the 2025 Annual Meeting of Stockholders, must provide advance written notice in accordance with, and comply with all other relevant procedures as set forth in, our Bylaws. We must receive written notice of your intention to introduce a nomination or other mater of business at the 2025 Annual Meeting of Stockholders not later than the close of business on the 90th day prior to the one-year anniversary of the Annual Meeting, or September 12, 2025 and no earlier than the close of business on the 120th day prior to such one-year anniversary, or August 13, 2025. Notwithstanding the foregoing, if our 2025 Annual Meeting of Stockholders is first convened more than 30 before or more than 60 days after December 11, 2025, notice from the stockholder must be received no later than the later of the close of business on the 90th day prior to the scheduled meeting date or the 10th day following the day we first publicly announce the date of the 2025 Annual Meeting of Stockholders. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760.

Stockholder Solicitation of Proxies under Rule 14a-19

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act. Notices should be addressed to our Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, Massachusetts 01760. If a stockholder fails to comply with any applicable requirements of the Exchange Act, including, but not limited to, Rule 14a-19, such stockholder’s proposed nomination or proposed business shall be deemed to have not been made in compliance with our Bylaws and will be disregarded.

Additional Information

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the requirements outlined above or other applicable requirements. It is suggested that stockholders submit their proposals by certified mail, return receipt requested, or by electronic means that permit such stockholder to verify the date of delivery to the Company.

Additionally, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the 2025 Annual Meeting of Stockholders to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. To be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such written instrument or electronic transmission, or a reliable reproduction, to the presiding officer at the 2025 Annual Meeting of Stockholders.

Expenses and Solicitations

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

In addition, we have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies for the Annual Meeting. The Company will pay Innisfree a fee of $35,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Householding

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders with such stockholder’s consent, if required. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we will deliver only one set of proxy materials to multiple stockholders who share an address and who have consented to such delivery, if required, unless and until we receive contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If you prefer to receive separate copies of the proxy materials, contact Innisfree, our proxy solicitor, toll-free at (888) 750-9498 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, New York 10022.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2023, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of November 6, 2024 without charge upon written request addressed to:

Allurion Technologies, Inc.

Attention: Chief Financial Officer

11 Huron Drive

Natick, Massachusetts 01760

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.investors.allurion.com/financials/sec-filings/default.aspx.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. WE ENCOURAGE YOU TO PROMPTLY VOTE YOUR SHARES.

Appendix A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALLURION TECHNOLOGIES, INC.

ALLURION TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Allurion Technologies, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 25, 2023 under the name Allurion Technologies Holdings, Inc. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 31, 2024, and has been amended by a Certificate of Designations of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June 28, 2024 (the Amended and Restated Certificate of Incorporation, as so amended, the “Certificate of Incorporation”).

2. This Certificate of Amendment hereby amends Article IV of the Certificate of Incorporation by adding the following paragraphs after the first paragraph of Article IV, as follows:

“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware, each ( ) shares of Common Stock issued and outstanding (or held in treasury) immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The reverse stock split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.

The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the reverse stock split are surrendered for cancellation. Upon the Effective Time, all references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.

The reverse stock split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the reverse stock split will be effectuated on a certificate-by-certificate basis for shares held by registered holders, as applicable. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the reverse stock split unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its current transfer agent, or the holder notifies the Corporation or such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

3. The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 211 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of this ____ day of _______________, 2024.

ALLURION TECHNOLOGIES, INC.

By:

Name: Shantanu Gaur

Title: Chief Executive Officer

Allurion

ALLURION TECHNOLOGIES, INC.
11 HURON DRIVE
NATICK, MA 01760

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALUR2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 10, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54722-P20384

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLURION TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR each of the following director nominees and proposals:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Shantanu Gaur	☐	☐
1b. Krishna Gupta	☐	☐
1c. Nicholas Lewin	☐	☐

Note: The proxy holders are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any postponements, continuations, or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

V54723-P20384

Allurion Technologies, Inc.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 11, 2024 - 12:00 P.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Shantanu Gaur and Brendan Gibbons, or either of them, as proxies, each with the power to appoint such proxy's substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Allurion Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on December 11, 2024, via live audio webcast at www.virtualshareholdermeeting.com/ALUR2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE